PROSPECTUS

SALIENT ABSOLUTE RETURN FUND

SALIENT ABSOLUTE RETURN INSTITUTIONAL FUND

Shares of Beneficial Interest

	Each Fund’s Price to Public (1)	Proceeds to Each Fund (2)(3)
Per Share	$15	$15
Total	$500,000,000	$500,000,000

(1)   Following initial issuance, Shares will be continuously offered at current net asset value (“NAV”), which will vary.

(2)   Assumes sale at the NAV of all Shares currently registered.

(3)   See “Plan of Distribution” regarding distribution-related compensation.

Salient Absolute Return Fund (the “SAR Fund”) and Salient Absolute Return Institutional Fund (the “Institutional Fund”) (each singly a “Fund” and together the “Funds”) are newly-formed Delaware statutory trusts registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as non-diversified closed-end management investment companies. Each of the Funds is a feeder fund that invests substantially all of its investable assets in Salient Absolute Return Master Fund, a Delaware statutory trust (the “Master Fund”). As discussed below, each Fund’s objective is to produce positive returns regardless of overall market trends. The Master Fund allocates proceeds among a number of investment managers (“Investment Managers”), generally through investments in a number of private investment vehicles (“Investment Funds”) managed by the Investment Managers. Salient Advisors, L.P. (the “Adviser”) is the investment adviser to the Funds.

Salient Capital, L.P. (the “Distributor”) acts as the distributor of shares of beneficial interest (“Shares”) of each Fund on a reasonable best efforts basis, subject to various conditions. A Fund’s Shares may be purchased through the Distributor, broker-dealers that have entered into selling agreements with the Distributor (“Selling Agents”), or registered investment advisers (“RIAs”) that have entered into an arrangement with the Distributor for such RIA to offer Shares. Neither the Distributor nor any Selling Agents or RIAs are obligated to buy from a Fund any of the Shares. There is no minimum aggregate amount of Shares of a Fund required to be purchased in the offering. In consideration for investor services and administrative assistance, the SAR Fund and the Institutional Fund pay the Adviser, as servicing agent, a quarterly fee based on the average month-end net assets of a Fund over the course of the applicable quarter in the amounts, respectively, of 1.00% and 0.25% (on an annualized basis) of each Fund’s average month-end net assets, payable quarterly in arrears. The Adviser or its affiliates may pay from their own resources compensation to the Selling Agents or RIAs in connection with placement of Shares or servicing of investors. These arrangements may result in receipt by the Selling Agents and their personnel (who themselves may receive all or a substantial part of the relevant payments) or RIAs (Selling Agents and RIAs together an “Intermediary”) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his, her or its Intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view a Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

This prospectus (“Prospectus”) provides the information that a prospective investor should know about a Fund before investing. You are advised to read this Prospectus carefully and retain it for future reference. Additional information about each Fund, including the statement of additional information (“SAI”) dated March 31, 2010 has been filed with the U.S. Securities and Exchange Commission (the “SEC”). The SAI and the Funds’ annual and semiannual reports (once such reports are produced) are available upon request and without charge by visiting the Funds’ website (http://www.sarfund.com), SEC’s website (http://www.sec.gov) or by writing to the appropriate Fund at 4265 San Felipe, Suite 800, Houston, TX 77027 or by calling the appropriate Fund toll-free at 1-800-725-9456. Investors may also make written or telephonic inquiries or request other information about the Funds at this address and telephone number. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 61 of this Prospectus. The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

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An investment in a Fund involves a high degree of risk. It is possible that a Shareholder may lose some or all of his, her or its investment and that a Fund may not achieve its investment objective. In making an investment decision, a prospective shareholder must rely upon his, her or its own examination of a Fund and the terms of the offering, including the merits and risks involved in an investment in a Fund’s Shares described in this Prospectus.

Each Fund’s Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund’s organizational instrument, the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, pursuant to registration or exemption from these provisions. To provide a limited degree of liquidity to Shareholders, each Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by a Fund’s Board of Trustees (the “Board”), in its sole discretion. However, shareholders do not have the right to require a Fund to redeem any or all of their Shares in the Fund.

Neither Fund’s Shares have been approved or disapproved by the SEC or any other U.S. federal or state governmental agency or regulatory authority or any securities exchange. No agency, authority, or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in a Fund’s Shares. Any representation to the contrary is a criminal offense.

March 31, 2010,

as Revised July 20, 2010

To All Prospective Investors

No person has been authorized to make any representations concerning a Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus, the SAI or the accompanying exhibits. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares of a Fund and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investors receiving this document). Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in a Fund.

An investment in a Fund involves a high degree of risk. It is possible that a Shareholder may lose some or all of his, her or its investment and that a Fund may not achieve its investment objective. Before making an investment decision, a prospective investor and/or a prospective investor’s adviser should: (i) consider the suitability of this investment with respect to the prospective investor’s investment objectives and personal situation; and (ii) consider factors such as the prospective investor’s personal net worth, income, age, risk tolerance and liquidity needs. Short-term prospective investors, prospective investors with immediate liquidity needs and prospective investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in a Fund should not invest in the Funds.

Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. Neither Fund has authorized anyone to provide you with different information. Neither Fund is making an offer of its Shares in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. Each Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.

For a discussion of certain risk factors and special considerations with respect to owning Fund Shares, see the “Risk Factors” section of this Prospectus.

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in a Fund. Before investing in a Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the SAI.

THE FUNDS AND THE MASTER FUND

Each Fund is a newly-created Delaware statutory trust, registered under the Investment Company Act and classified as a non-diversified, closed-end management investment company. Each Fund invests substantially all of its investable assets in the Master Fund. The Master Fund also is a Delaware statutory trust registered under the Investment Company Act and classified as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective as the Funds, and allocates its assets among a number of Investment Funds. The Funds and the Master Fund are each managed by Salient Advisors, L.P., a Texas limited partnership registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The address of the Funds, the Master Fund and Adviser is 4265 San Felipe, Suite 800, Houston, Texas 77027, the Funds’ website is http://www.sarfund.com, and the telephone number is: 1-800-725-9456.

For convenience, references to the Fund may include the Master Fund as the context requires. Also, the Master Fund’s investments may be referred to as investments with Investment Managers or Investment Funds.

INVESTMENT OBJECTIVE AND STRATEGY

Each Fund’s objective is to seek an absolute return (“Absolute Return”). Absolute Return generally describes a style of investing that endeavors to produce positive returns regardless of overall market trends, with volatility more typically associated with fixed income instruments such as U.S. government bonds or Treasurys or investment grade corporate bonds. An Absolute Return is a consistent real return, or a return above inflation net of fees and expenses. The strategy used for each Fund in seeking an Absolute Return is to invest their assets, through the Master Fund, across a variety of Investment Funds, each of which holds investments designed to generate Absolute Returns, and thereby to focus on generating positive returns regardless of the overall direction of various markets, including equity, fixed income, currency and commodity markets. Such a strategy contrasts with strategies that depend more heavily on market directionality to generate returns and are generally designed to outperform specific benchmarks or indexes (or a mixture or group of such benchmarks or indexes).

See “INVESTMENT OBJECTIVE.”
INVESTMENT PROGRAM

To achieve its objective, each Fund, through the Master Fund, generally allocates assets to the Investment Funds, managed by a group of Investment Managers identified by the Adviser, that seek to generate an Absolute Return regardless of the overall direction of various markets, including equity, fixed income, currency and commodity markets. In general, these investments are not freely tradable and/or have substantial transfer restrictions and no active trading market, but have certain rights as to redemption.

Styles and Strategies Utilized by Portfolio Funds. The strategies employed by the Investment Funds (and, by extension, the Funds) fall into three primary categories (“Styles”) and several secondary categories (“Strategies”). Each Style may include Strategies that are not listed below. These Styles and Strategies are:

Event-Driven Style. Strategies within the Event-Driven Style are designed to profit from changes in the prices of securities of companies facing a major corporate event. These include:

•     Merger or Risk Arbitrage

•     Distressed or Special Situations

•     Restructurings

•     Spin-offs

•     Significant Litigation

Relative Value Style. Relative Value strategies are designed to profit from changes in the prices of two or more securities relative to one another. Strategies within the Relative Value Style employed by Investment Funds are categorized as follows:

•     Equity Market Neutral or Statistical Arbitrage

•     Capital Structure Arbitrage

•     Convertible Arbitrage

•     Volatility Arbitrage

•     Fixed Income or Credit Arbitrage

Other Style. Strategies that are neither Event-Driven nor Relative Value are categorized as Other Strategies, as follows:

•     Global Macro

•     Currencies and Commodities

Additional information regarding the strategies utilized by the Investment Funds is set forth under “INVESTMENT STRATEGIES.” There can be no assurance that either Fund’s investment objective will be achieved or that their portfolio design and risk monitoring strategies will be successful.

Portfolio Construction and Investment Limits. Investment Funds will be classified as either “Core” or “Satellite,” based on the following definitions all as determined at the time of the Master Fund’s investment:

Core Investment Funds. In order to qualify as a Core Investment Fund, the Portfolio Manager must utilize more than one Strategy and have over $500 million in assets under management at the time of investment.

Satellite Investment Funds. Any Investment Fund that employs only one Strategy is automatically defined as a Satellite Investment Fund. In addition, Multi-Strategy Funds with less than $500 million in assets under management at the time of investment are Satellite Investment Funds.

Investment Limits. At the time of investment, the Adviser will invest no more than 15% of the Master Fund’s net assets in any one Core Investment Fund and no more than 8% in any one Satellite Investment Fund.

Each Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of Shareholders. Except as otherwise stated in this Prospectus and as set forth in the SAI, the investment policies, ranges, strategies and restrictions of the Funds are not fundamental and may be changed by the Board without the approval of the Shareholders.

Tax Code Compliance. The Funds and the Master Fund are registered investment companies under the Investment Company Act and each Fund and the Master Fund has elected, and intends to qualify, to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC under the Code, a Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (A) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of: (1) any one issuer; (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; or (3) any one or more “qualified publicly traded partnerships.”

Investment Fund Selection and Due Diligence Process. It is the responsibility of the Adviser to research and identify Investment Managers, to satisfy itself as to the suitability of the terms and conditions of the Investment Funds and to allocate or reallocate each Fund’s assets among Investment Managers. The Adviser employs an approach to investing that seeks to combine in-depth research and recommendations with portfolio management, risk management, due diligence and management oversight. The Adviser allocates the Funds’ assets among Investment Managers using the diverse knowledge and experiences of the members of its Investment Committee (as defined below) to assess the capabilities of the Investment Managers and to determine an appropriate mix of Investment Funds. As discussed below, the Adviser relies upon its Investment Committee to identify potential Investment Fund investments, with one person being designated as having day-to-day investment oversight responsibility for the Funds.

The Adviser employs a multi-step process in which the Adviser develops a pool of Investment Funds to consider for investment. The Adviser sources potential Investment Funds on an ongoing basis and generates a list of Investment Funds that might qualify for investment by the Funds. The Investment Committee will identify potential Investment Funds based on quantitative, qualitative, or other due diligence criteria. The list of potential Investment Funds is reduced to a more manageable number of higher quality funds by running proprietary screens on the group of Investment Funds that rank such Funds on an overall Style and Strategy basis. Each of the top

Investment Funds based on these screens (the “Qualified Pool”) is then subjected to qualitative due diligence, which typically begins with a review of marketing materials and a teleconference with one or more members of such Fund’s investment and/or investment relations teams. The Adviser then meets with representatives of such Investment Funds and weighs the quantitative and qualitative results of the due diligence process before deciding to invest, remove such Fund from the Qualified Pool, or leave such Fund in the Qualified Pool for future consideration. Once a pool of one or more potential Investment Funds has been identified and approved for investment by the Investment Committee, the Investment Committee then determines an allocation for the Funds’ assets across the pool.

Ongoing due diligence includes review of monthly performance and monthly reports (if available) from each Investment Fund as well as conference calls and in-person meetings with Investment Fund personnel.

See “INVESTMENT STRATEGIES,” “OVERVIEW OF INVESTMENT PROCESS, DUE DILIGENCE AND MANAGER SELECTION” and “TAX ASPECTS.”

POTENTIAL BENEFITS OF INVESTING IN THE FUNDS

An investment in a Fund enables investors to invest with Investment Managers whose services generally are not available to the investing public or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in a Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically impose on single investors. Investment Funds in which the Master Fund may invest also may close from time to time. If the Master Fund has previously invested in an Investment Fund that has closed, an investor would nevertheless be able to invest indirectly in such Investment Fund by investing in a Fund.

In addition to potentially benefiting from the Investment Managers’ individual investment strategies, each Fund as a whole should achieve the benefits of exposure to a number of different investment strategies and Investment Managers. By investing through multiple Investment Managers, a Fund may reduce the volatility inherent in a direct investment with a single Investment Manager.

BORROWING AND USE OF LEVERAGE BY THE FUNDS AND THE MASTER FUND

The Funds are not intended to be significantly leveraged vehicles, although each of the Master Fund and the Funds may borrow money to purchase portfolio securities and for portfolio management purposes. Each of the Funds and the Master Fund may also borrow money to pay operating expenses, including, without limitation, investment management fees or to fund repurchases of Shares or facilitate distributions. Under the Investment Company Act, none of the Funds or the Master Fund is permitted to borrow for any purposes if, immediately after such borrowing, such Fund would have an asset coverage ratio (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that none of the Funds or the Master Fund may declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% for indebtedness or 200% for preferred stock. Under the Investment Company Act, certain short-term borrowings (such as for the purpose of meeting repurchases, for bridge financing of investments in Investment Funds or for cash management purposes) if: (i) repaid within 60 days; (ii) not extended or renewed; and (iii) which are not in excess of 5% of the total assets of the Fund, are not considered the use of investment leverage. In addition to borrowing money, the Fund may also incur economic leverage via the use of derivatives and short sales. Borrowing restrictions generally do not apply to Investment Funds that are not registered under the Investment Company Act.

See “BORROWINGS BY THE FUND AND THE MASTER FUND.”
BOARD OF TRUSTEES

Each Fund has a Board of Trustees (each member thereof a “Trustee” and, collectively, the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the Investment Company Act) of either Fund, the Master Fund or the Adviser (“Independent Trustees”).

See “MANAGEMENT OF THE FUNDS.”

MANAGEMENT

The Board has the overall responsibility for the management and supervision of the business operations of the Funds. Under the supervision of the Board and pursuant to an investment management agreement (“Investment Management Agreement”), the Adviser, an investment adviser registered under the Advisers Act, serves as the Funds’ investment adviser. The Adviser also serves as investment adviser to the Master Fund pursuant to a separate investment management agreement. Subject to policies adopted by the Board and applicable law, the Adviser is responsible for the day-to-day management of each Fund and for the allocation of the Master Fund’s assets to various Investment Funds.

The Adviser, which is a Texas limited partnership, is owned by Salient Partners, L.P. (“Salient”), a Houston-based investment firm that advises or consults on over $7.8 billion in assets as of December 31, 2009. The Investment Committee oversees the investments of the Funds. The Investment Committee meets monthly and acts by majority vote of those members attending a meeting at which a quorum is present, or by unanimous written consent. A quorum consists of a majority of the members of the Investment Committee. The Investment Committee is comprised of John A. Blaisdell, Andrew B. Linbeck, Jeremy L. Radcliffe and A. Haag Sherman. Mr. Radcliffe will have day-to-day investment oversight responsibility for each Fund. The Adviser’s investment professionals will devote such time to the ongoing operations of each Fund and the Master Fund as they deem appropriate in order to implement and monitor their investment program.

See “MANAGEMENT OF THE FUNDS.”

FEES AND EXPENSES

Each Fund bears its own operating expenses (including, without limitation, organizational expenses and offering costs), and a pro rata portion of the operating expenses of the Master Fund and indirectly its proportionate share of expenses of Investment Funds. A more detailed discussion of each Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Master Fund will pay the Adviser a monthly investment management fee equal to 0.75% (on an annualized basis) of its average month-end net assets, accrued monthly and payable quarterly in arrears (the “Investment Management Fee”). So long as the Funds invest all of their investable assets in the Master Fund, the Funds will not directly pay the Adviser an investment management fee.

See “INVESTMENT MANAGEMENT FEE.”

Administration and Servicing Fees. Citi Fund Services Ohio, Inc., serves as the independent administrator of the Funds and the Master Fund (“Independent Administrator”). The Independent Administrator performs certain administration, accounting and investor services for the Funds. In consideration for these services, each Fund bears its share of the Independent Administrator’s monthly administration fee (the “Administration Fee”), which is based on the month-end net assets of the Master Fund. In addition, the Independent Administrator charges fees for legal, transfer agency, compliance, and certain other services, and is entitled to reimbursement of certain expenses.

The Adviser also acts as servicing agent to the Funds (“Servicing Agent”), whereby it provides or procures certain Shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Funds and administrative assistance. The Servicing Agent may, in turn, retain certain parties to act as sub-servicing and sub-administrative servicing agents to assist with investor servicing and administration. The Funds compensate the Servicing Agent for providing or procuring these services and, when the Servicing Agent employs sub-servicing and sub-administrative servicing agents, the Servicing Agent compensates such sub- agents out of its own resources.

In consideration for investor services and administrative assistance, each Fund pays the Adviser, as Servicing Agent, a quarterly servicing fee (SAR Fund “Servicing Fee,” and Institutional Fund “Administrative Servicing Fee”) based on the average month-end net assets of the Fund over the course of the applicable quarter. For the SAR Fund, the Servicing Fee equals 1.00% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. For the Institutional Fund, the Administrative Servicing Fee equals 0.25% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. The Administrative Servicing Agent may engage one or more sub-servicing agents (each, a “Sub-Servicing Agent”) or sub-administrative servicing agents (each, a “Sub-Administrative Servicing Agent”) to provide some or all of the services. Compensation to any Sub-Servicing or Sub-Administrative Servicing Agent is paid by the Adviser as Servicing Agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Servicing or Sub-Administrative Servicing Agents.

See “ADMINISTRATION.”

Custodian.  JPMorgan Chase Bank, National Association. (the “Custodian”) serves as custodian for the Master Fund. Pursuant to a custodian agreement (“Custodian Agreement”), the Custodian maintains custody of the Master Fund’s assets and is paid a fee for such services. The Custodian also charges for transaction related costs and is entitled to reimbursement of certain expenses.

Organizational Expenses.  Each Fund’s organizational expenses that were incurred by the Fund were expensed at inception. Any offering costs, which include among other expenses, the cost of preparing this Prospectus and the SAI, will be amortized over a period of 12 months upon commencement of operations, subject to the Funds’ expense limitation agreement.

Expense Limitation Agreement.  The Adviser has contractually agreed to limit the total annualized operating expenses of a Fund (exclusive of borrowing and investment-related costs), including expenses allocated from the Master Fund, to 2.5% for the SAR Fund and 2% for the Institutional Fund (the “Expense Limitation Agreement”), through January 31, 2011.

See “FUND EXPENSES.”

THE OFFERINGS

Each Fund is offering Shares through the Distributor and through broker-dealer Selling Agents that have entered into selling agreements with the Distributor, as well as through RIAs that have entered into an arrangement with the Distributor to offer Shares. Shares are offered and may be purchased on a monthly basis or at such other times as may be determined by the Board. The Board may discontinue a Fund’s accepting purchase orders at any time.

As discussed below, Shares will be sold at the then-current net asset value per Share as of the date on which the purchase order is accepted. Neither the Distributor nor any Selling Agent is obligated to buy from a Fund any of the Shares. There is no minimum aggregate amount of Shares of a Fund required to be purchased in the offering. To the extent that substantial numbers of investors have a relationship with a particular Intermediary, such entity may have the ability to influence investor behavior, which could positively or negatively affect the Fund.

The Adviser or its affiliates also may pay from their own resources additional compensation to Intermediaries in connection with placement of Shares or servicing of Shareholders. These arrangements may result in receipt by the Intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his, her or its Intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view a Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments. Such payments may be different for different Intermediaries.

Intermediaries may in addition charge a fee for their services in conjunction with an investment in a Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by a Fund and will reduce the amount of an investor’s investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Investors should direct any questions regarding such fees to the relevant Intermediary.

See “PLAN OF DISTRIBUTION” and “PURCHASING SHARES.”

INVESTOR SUITABILITY

An investment in a Fund involves substantial risks. It is possible that a Shareholder may lose some of the Shareholder’s investment and that a Fund may not achieve its investment objective. In addition, an investment in a Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Funds to meet their foreseeable liquidity needs. Before making an investment decision, a prospective investor and/or a prospective investor’s adviser should: (i) consider the suitability of this investment with respect to the prospective investor’s personal investment objectives and individual situation; and (ii) consider factors such as the prospective investor’s personal net worth, income, age, risk tolerance and liquidity needs. See “RISK FACTORS.”

Short-term investors, prospective investors with immediate liquidity needs and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in a Fund.

ELIGIBLE INVESTORS

Investors who meet the qualifications set forth in this Prospectus are referred to as “Eligible Investors.” In addition, Shares are being offered only to investors that are U.S. persons for U.S. federal income tax purposes.

Only certain categories of Eligible Investors may be able to invest in the Institutional Fund. In addition to the above, prospective investors in the Institutional Fund also must certify that they: (i) compensate their financial intermediaries directly for their services (for example, investors participating in a “wrap fee” or similar account with their intermediary); or (ii) in the case of certain institutional investors, invest directly through their financial intermediary (for example, a pension or similar institutional investor advised by a separately retained consultant or other intermediary).

See “ELIGIBLE INVESTORS.”

PURCHASING SHARES

Shares are generally available for purchase as of the first business day of each calendar month, except that Shares may be made available for purchase more or less frequently, as determined by the Board in its sole discretion. The minimum initial investment in the Funds by any investor is $25,000, and the minimum additional investment in a Fund by any investor is $10,000. However, a Fund, in its sole discretion, may accept additional investments below the stated minimum additional investment. Certain Intermediaries may impose higher minimums.

A prospective investor is required to complete and submit the correct investor application signature pages (“Application Agreement Signature Pages”), satisfy the investor eligibility standards set forth therein and to transfer funds on or prior to the acceptance date set by the Fund and communicated to prospective investors in order to be permitted to invest in a Fund. Each Fund reserves the right to reject in whole or in part, in its sole discretion, any request to purchase Shares at any time. Each Fund also reserves the right to suspend or terminate the availability for purchase of Shares at any time. Existing Shareholders who seek to purchase additional Shares are required to qualify as Eligible Investors and to complete additional application Signature Pages prior to the additional purchase. Additional information regarding the investment process is set forth under “PURCHASING SHARES.”

Investments in the Fund are not subject to a sales load. The Adviser or its affiliates may pay a fee out of their own resources to Intermediaries. Intermediaries may charge a fee for their services in conjunction with an investment in a Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by a Fund and will reduce the amount of an investor’s initial or subsequent investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of a Fund. Investors should direct any questions regarding such fees to the relevant Selling Agent.

See “PURCHASING SHARES,” “PLAN OF DISTRIBUTION” and “ADMINISTRATION.”

CLOSED-END FUNDS; LIMITATIONS ON LIQUIDITY

The Funds and the Master Fund have been organized as closed-end management investment companies. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. However, private investment funds or hedge funds (actively managed portfolios of investments that use advanced investment strategies such as leveraged, long, short and derivative positions with the goal of generating high returns either in an absolute sense or relative to a market benchmark), such as the Investment Funds, are often illiquid. For this reason, the Funds and the Master Funds are organized as closed-end funds. See “RISK FACTORS.”

The Investment Funds in which the Master Fund invests may have limitations on withdrawals, such as quarterly withdrawals with notice provisions or even more limited withdrawal rights. The Funds’ and Master Fund’s portfolios are not subject to any minimum liquidity requirement imposed by the Investment Company Act. However, to manage the Master Fund’s liquidity and comply with the Code, the Adviser will cause the Master Fund to structure its portfolio such that the Master Fund meets the tests under the Code discussed above.

THE ADVISER WILL STRUCTURE THE MASTER FUND’S PORTFOLIO IN A MANNER THAT THE ADVISER REASONABLY BELIEVES WILL ENABLE IT TO MAKE PERIODIC REPURCHASE OFFERS FOR SHARES. HOWEVER, THIS SHOULD NOT BE CONSTRUED BY SHAREHOLDERS OR PROSPECTIVE INVESTORS TO MEAN THAT A FUND PROVIDES INVESTORS WITH LIQUIDITY. THE SHARES WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT

ANTICIPATED THAT A SECONDARY MARKET FOR SHARES WILL DEVELOP. THE SHARES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE DECLARATION OF TRUST OF EACH FUND. ALTHOUGH A FUND EXPECTS TO OFFER TO REPURCHASE SHARES FROM TIME TO TIME, AT THE DISCRETION OF THE BOARD, SHARES WILL NOT BE REDEEMABLE AT A SHAREHOLDER’S OPTION, NOR WILL THEY BE EXCHANGEABLE FOR SHARES OR INTERESTS OF ANY OTHER FUND. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS, HER OR ITS SHARES. THE SHARES ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO DO NOT REQUIRE A LIQUID INVESTMENT AND WHO ARE AWARE OF THE RISKS INVOLVED IN INVESTING IN THE FUNDS. TO THE EXTENT THAT AN INVESTOR REQUIRES THAT A PORTION OF ITS INVESTMENT PORTFOLIO PROVIDE LIQUIDITY, SUCH PORTION SHOULD NOT BE INVESTED IN EITHER FUND. SEE “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE – INVESTMENT FUNDS’ SECURITIES ARE GENERALLY ILLIQUID.”

See “LIMITATIONS ON LIQUIDITY,” “REPURCHASES OF SHARES” and “TRANSFERS OF SHARES.”

REPURCHASES OF SHARES

No Shareholder will have the right to require a Fund to redeem his, her or its Shares (or any portion thereof). A Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. These repurchases are made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. A Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders who tender Shares, a Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. In addition, each Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust.

In determining whether a Fund should offer to repurchase Shares pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business, legal and economic factors. The Adviser expects that it will recommend to the Board that each Fund offer to repurchase Shares with a Valuation Date (as defined below in “REPURCHASES OF SHARES”) quarterly on or about March 31, June 30, September 30 and December 31 of each year. The Board may, under certain circumstances, elect to postpone, suspend or terminate an offer to repurchase Shares.

A Shareholder who tenders some but not all of his, her or its Shares of a Fund for repurchase will be required to maintain a minimum account balance of $25,000 in the Fund. Such minimum account balance requirement may be waived by the Adviser, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained.

See “REPURCHASES OF SHARES.”

TRANSFER RESTRICTIONS

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) its Shares (or a portion thereof) only (1) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (2) under other circumstances, with the consent of the Board. Shares thus should be viewed as a long-term investment. In connection with any request to transfer any Shares (or a portion thereof), a Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the relevant Fund in connection with the transfer.

See “TRANSFERS OF SHARES.”

CONFLICTS OF INTEREST

The investment activities of the Adviser (including the Investment Committee), the Investment Managers, their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that potentially could disadvantage the Funds and their Shareholders. The Adviser and other Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the Funds’ investment program. The Adviser and other Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage, in the ordinary course of business, in activities in which their interests or the interests of their clients may conflict with those of the Funds or their Shareholders. The trading activities of the Adviser’s affiliates are carried out without reference to positions held directly or indirectly by the Funds. In addition and more significantly, the Related Parties may be involved with other investment companies, investment programs, investment partnerships or separate accounts that use Investment Managers or Investment Funds that are either already a part of the Master Fund’s portfolio or that may be appropriate for investment by the Master Fund. In some cases, these Investment Funds may be capacity-constrained. The Related Parties are under no obligation to provide the Master Fund with capacity with respect to these Investment Funds and, accordingly, the Master Fund may not have exposure or may have reduced exposure with respect to these Investment Funds that may be used in other portfolios managed by Related Parties. The Master Fund’s and the Funds’ operations may give rise to other conflicts of interest that could disadvantage the Funds and their Shareholders. See “CONFLICTS OF INTEREST.” In addition, the Adviser may recommend an investment by the Master Fund in an Investment Fund managed or co-managed by a Related Party. Such an investment would only be made subject to rules or SEC or SEC staff positions under the Investment Company Act, or exemptive relief from the SEC and, among other things, will be made only if approved by a majority of the Independent Trustees, who will review the conflicts of interest that may arise from such investment. Finally, the Adviser may manage a portion of the Master Fund’s assets directly in cases where it has the competency to do so (e.g., certain derivative investments and hedging transactions, etc.) and such management, since it is direct, shall not require any consent. However, no additional fees will be charged by the Adviser for such management.

See “RISK FACTORS.”

SUMMARY OF TAXATION

The Funds and the Master Fund each expect to qualify, and to continue to qualify, as a RIC under Subchapter M of the Code. For each taxable year that a Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains.

The Master Fund will distribute substantially all of its net investment income and gains to the Funds, and the Funds in turn will distribute substantially all of their net investment income and gains to Shareholders. These distributions generally will be taxable as ordinary income to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Funds will inform Shareholders of the amount and character of the distributions to Shareholders. See “DISTRIBUTION POLICY.”

Subchapter M imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and a RIC’s distribution and timely reporting of income and gains. In order to satisfy these requirements, the Master Fund generally will invest its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”).

See “TAX ASPECTS.”

DISTRIBUTIONS

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Funds are not a suitable investment for any investor requiring dividend income.

Each Shareholder will automatically be a participant under the Funds’ Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to a Shareholder’s Intermediary (who should be directed to inform the relevant Fund).

See “DISTRIBUTIONS.”

ERISA PLANS AND OTHER TAX- EXEMPT ENTITIES

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans (collectively, “ERISA Plans”) may purchase Shares. Because each Fund is an investment company registered under the Investment Company Act, the underlying assets of the Funds will not be considered to be “plan assets” of an ERISA Plan investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in a Fund.

See “ERISA CONSIDERATIONS.”

TERM	The term of each Fund is perpetual unless a Fund is otherwise terminated under the terms of the Fund’s Declaration of Trust.
REPORTS TO SHAREHOLDERS

Each Fund furnishes to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Funds prepare, and transmit to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders may also be sent additional reports regarding the Fund’s operations each quarter, at the discretion of the Adviser.

See “REPORTS TO SHAREHOLDERS.”

FISCAL YEAR	For accounting purposes each Fund’s fiscal year is the period ending on December 31. For tax purposes each Fund’s fiscal year is the period ending on October 31.
RISK FACTORS

An investment in a Fund involves certain risks and special considerations. Listed below are summaries of several of such risks and considerations.

•     Investment Funds may be illiquid. The Master Fund may not

be able to redeem when desired or at the most opportune time as determined by the Adviser. The Master Fund may make withdrawals from most Investment Funds only at certain specified times, which may affect the ability of a Shareholder to make withdrawals from a Fund. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Investment Funds’ Securities Are Generally Illiquid.”

•

Shares will not be listed for trading on any national securities exchange, are subject to substantial restrictions on transfer, and have limited liquidity. Although the Adviser anticipates recommending to the Board that each Fund offer to repurchase Shares on a quarterly basis, the Board retains the discretion to approve such requests and, therefore, there is no requirement that a Fund repurchase Shares. Accordingly, there can be no assurance that a Shareholder who requests the repurchase of its Shares (or a portion thereof) will have such Shares repurchased. See “REPURCHASES OF SHARES” and “GENERAL RISKS—Shares Not Listed; Repurchases of Shares.”

•

The performance of the Funds depends upon the ability of the Adviser to select Investment Managers and Investment Funds in which the Master Fund invests, and on the success of the Investment Managers in managing the assets of the Investment Funds. See “GENERAL RISKS—Dependence on the Adviser and the Investment Managers.”

•

The Master Fund has prescribed portfolio construction and investment limits under which the Adviser allocates the assets of the Master Fund. However, within these limits, the Adviser has the discretion to underweight or overweight overall allocations to Investment Funds and allocations to Core Investment Funds and Satellite Investment Funds from a risk/reward perspective. There is no assurance that its decisions in this regard will be successful, or that the Master Fund will have the ability to change these allocations when the Adviser determines it is advisable to do so. This could have a material adverse effect on the ability of the Adviser to implement the Master Fund’s and the Funds’ investment objective.

•

Certain Investment Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by open-end registered investment companies (i.e., mutual funds). Although Investment Funds invest in equity and debt securities, certain of them may also invest in and trade equity-related instruments, debt-related instruments, currencies, financial futures, swap agreements, and other types of instruments. In addition, the Investment Funds may sell securities short and use a wide range of other investment techniques, including leverage and derivative instruments used for both hedging and non-hedging purposes. The use of such instruments and techniques may be an integral part of an Investment Fund’s investment strategy, and may increase the risk to which the Funds’ portfolio is subject. See “INVESTMENT RELATED RISKS.”

•	The Adviser, on behalf of the Master Fund, and Investment

Managers on behalf of Investment Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in their investment programs. Such investment techniques can substantially increase the adverse impact of investment risks to which the Funds’ investment portfolio may be subject. See “INVESTMENT RELATED RISKS—Leverage.”

•

Certain of the Investment Funds may invest in private securities for which there is no readily available market and that are generally illiquid. In addition, certain of these investments carry a high degree of risk.

•

The Investment Funds may invest a substantial portion of their assets in securities of foreign issuers and the governments of foreign countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments, as well as potentially great volatility levels. See “INVESTMENT RELATED RISKS    —    Foreign Investments” and “Investment in Emerging Markets.”

•	From time to time an Investment Fund in which the Master Fund invests may have a limited (or no) operating history.
•

Legal, tax and regulatory changes may occur which may materially adversely affect the Fund. See “GENERAL RISKS—Legal, Tax and Regulatory Risks” and “TAX ASPECTS.” Additionally, there are certain tax risks associated with an investment in a Fund, including without limitation the potential for legislative or regulatory change that could impact the Fund. See “TAX ASPECTS.”

•

Each Fund intends to accept additional investments in Shares, and such purchase orders will dilute the indirect interest of existing Shareholders in the Fund’s investment portfolio, which could have an adverse impact on the value of the existing Shareholders’ Shares. See “GENERAL RISKS—Special Considerations Applicable to Purchases of Shares.”

•	The Fund may not be able to identify appropriate Investment Funds with whom to deploy capital for certain periods of time, which could have an adverse impact.
•

Investment Managers charge the Master Fund asset-based fees, and certain Investment Managers are also entitled to receive performance-based fees or allocations. Such fees and performance-based compensation are in addition to the fees charged to the Master Fund and the Funds by the Adviser. Moreover, an investor in a Fund bears a proportionate share of the expenses of the Master Fund, the Fund, and, indirectly, expenses of the Investment Funds. Investors could avoid the additional level of fees and expenses at the Master Fund and Fund level by investing directly with the Investment Funds, although access to many Investment Funds may be limited or unavailable. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Multiple Levels of Fees and Expenses.”

•

Performance-based allocations may create incentives for Investment Managers to make risky investments, and may be payable by the Master Fund to an Investment Manager based on an Investment Fund’s positive returns even if the Master Fund’s overall returns are negative. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Multiple Levels of Fees and Expenses.”

•

Investment Funds generally are not registered as investment companies under the Investment Company Act and, therefore, the Master Fund as an investor in Investment Funds does not have the benefit of the protections afforded by the Investment Company Act. Investment Managers potentially may not be registered as investment advisers under the Advisers Act, in which case the Master Fund as an investor in Investment Funds managed by such Investment Managers will not have the benefit of certain of the protections afforded by the Advisers Act. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Investment Funds Generally Not Registered.”

•

Pursuant to Board approval, to the extent the Master Fund purchases non-voting interests of, or contractually foregoes the right to vote its interests in, an Investment Fund, it will not be able to vote on matters that require the approval of the investors of the Investment Fund, including matters that could adversely affect the Master Fund’s investment in such Investment Fund. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Inability to Vote.”

•

The valuation of the Master Fund’s investments in Investment Funds is ordinarily calculated by the Independent Administrator in consultation with the Adviser. The valuation procedures of the Investment Funds in which the Master Fund invests are reviewed by a committee established by the Adviser to oversee the valuation of the Funds’ investments (the “Valuation Committee”), in consultation with the Adviser and the Independent Administrator. The Master Fund’s investments are ordinarily based upon valuations provided to it by the Investment Managers of such Investment Funds or, in many cases, the administrators of those Investment Funds. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and are fair valued by the Investment Managers and/or their administrators. An Investment Manager may face a conflict of interest in valuing such securities since their values affect the Investment Manager’s compensation. The Valuation Committee reviews the valuation procedures used by each Investment Manager and the committee will monitor the returns provided by the Investment Funds, including performing ongoing due diligence. However, none of the Valuation Committee, the Independent Administrator or the Board is able to confirm or review the accuracy of valuations provided by Investment Managers or their administrators. Inaccurate valuations provided by Investment Funds could materially adversely affect the value of Shares, which determine the value at which new Shareholders invest and the amounts Shareholders receive upon any repurchases of Shares by the Funds. Illiquid investments may be harder to value, potentially increasing risks regarding valuation. “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Valuation of Investments in Investment Funds,” and “CALCULATION OF NET ASSET VALUE; VALUATION.”

•

Certain Investment Funds that the Adviser has selected may provide infrequent opportunities to purchase their securities. In addition, the Funds must make annual distributions of income and gain, if any. The Master Fund therefore may from time to time need to hold significant amounts of cash, short-term debt securities or money market securities, pending investment in such Investment Funds or payment of any dividends not reinvested in the Funds, which could materially adversely affect the Fund’s investment returns. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Limitations on Ability to Invest in Investment Funds” and “—Potential Limitations Arising From Distributions.”

•

The Investment Funds and Master Fund may invest in, or enter into transactions involving, derivative instruments. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Investment Fund’s portfolio as a whole. If the counterparty to a derivative defaults, an Investment Fund may lose the net amount of payments that the Investment Fund is entitled to receive. See “INVESTMENT RELATED RISKS.”

•

The Investment Funds and the Master Fund may use borrowing for operational and investment purposes. Although not intended as a significantly leveraged vehicle, any utilization of investment leverage may increase the volatility of the Master Fund’s investments and can increase the adverse impact of risks to which an investment in the Funds may be subject. See “INVESTMENT RELATED RISKS.”

•	The markets in which Investment Fund or Master Fund investments are made can be highly volatile. See “INVESTMENT RELATED RISKS.”
•	Insolvency laws can have an adverse impact on the Funds if an Investment Fund has invested in a debt instrument issued by an issuer that becomes insolvent. See “INVESTMENT RELATED RISKS.”
•

Investment Funds and the Master Fund may invest in securities of companies in emerging markets or in debt issued by foreign governments, which are subject to risks based on the underdeveloped nature of, among other things, emerging market country economies, political infrastructure and technology. See “INVESTMENT RELATED RISKS.”

•

Investment Funds and the Master Fund may invest in a company with the expectation that a particular corporate event (i.e., a merger, bankruptcy) will or will not occur, but there can be no assurance that such expectations will be met, which may have an adverse impact on the value of an investment in such a company. See “INVESTMENT RELATED RISKS.”

•

Investment Funds and the Master Fund may invest in securities of small and mid-capitalization companies, the prices of which can be more volatile than securities of larger capitalization companies. See “INVESTMENT RELATED RISKS.”

•

Investment Funds and the Master Fund may invest in exchange traded funds (“ETFs”) which may have management fees and higher volatility, both of which could have an adverse impact on Fund performance. See “INVESTMENT RELATED RISKS.”

•	The Master Fund, and thus the Funds, are dependent on the ability of the Investment Fund Managers to effectively implement their respective strategies. See “INVESTMENT RELATED RISKS.”
•

Investment Funds may purchase securities of companies through, or shortly after, initial public offerings of such securities, the price of which can be volatile due to, among other things, the market’s unfamiliarity with the issuer and/or the industry in which the issuer operates. See “INVESTMENT RELATED RISKS.”

•

Investing in convertible securities or using arbitrage and/or global macro investing strategies may subject an Investment Fund and the Master Fund to risks in addition to those described above. See “INVESTMENT RELATED RISKS.”

In view of the risks noted above, an investment in a Fund is suitable only for investors who can bear the risks associated with limited liquidity of the Shares and should be viewed as a long-term investment.

No guarantee or representation is made that the investment program of either Funds or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that either Fund will achieve its investment objective.

A more detailed discussion of the risks associated with an investment in a Fund can be found under “GENERAL RISKS,” “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE,” and “INVESTMENT RELATED RISKS.”

SUMMARY OF FUND EXPENSES

The following table illustrates the approximate expenses and fees that Shareholders in the Funds are expected to bear directly or indirectly. The information below, and specifically the Acquired Fund Fees and Expenses (as described below in footnote 4), is required disclosure for investment companies that are registered under the Investment Company Act. Because the Master Fund and the Funds are registered under such Act, they are required to include these disclosures. Unregistered Investment Funds that may resemble the Master Fund in that they invest in underlying funds will also incur expenses from the underlying funds in which they invest. However, unlike the Master Fund, these unregistered funds of funds are not required to disclose Acquired Fund Fees and Expense information to investors because they are not registered under the Investment Company Act.

	SAR Fund	Institutional Fund
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load (as a percentage of purchase amount) (1)	None	None

ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees	0.75%	0.75%
Interest Payments on Borrowed Funds (2)	0.11%	0.11%
Other Expenses (3)	1.70%	0.95%
Acquired Fund (Investment Fund) Fees and Expenses (4)	8.32%	8.32%

TOTAL ANNUAL FUND OPERATING EXPENSES	10.88%	10.13%
Fee Waiver and/or Expense Reimbursement (5)	0.00%	0.00%

TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT	10.88%	10.13%

TOTAL ANNUAL EXPENSES (6)	10.88%	10.13%

(1) The Funds have engaged the Distributor to assist them in placing Shares in the Funds. The Distributor may engage one or more Selling Agents. The Adviser or its affiliates may pay a fee out of their own resources to Selling Agents. Selling Agents also may charge an investor a fee for their services in conjunction with an investment in the Funds and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Funds and is not a Fund expense, and thus not reflected above. Investors should direct any questions regarding any such fees to the relevant Selling Agent.

(2) The Funds are not intended to be significantly leveraged vehicles, although each of the Master Fund and the Funds may borrow money to purchase portfolio securities and for portfolio management purposes. For additional information on the Funds’ borrowing policy, see “Process of Portfolio Construction.”

(3) Expenses are based on estimated average Master Fund assets of $175 million, estimated average SAR Fund assets of $50 million and estimated average Institutional Fund assets of $50 million. Other Expenses include each Fund’s direct operating expenses of approximately 0.43% (including professional fees, transfer agency fees, administration fees, custody fees, offering costs and other operating expenses) and each Fund’s pro rata share of the operating expenses borne directly at the Master Fund level of approximately 0.27%. Other costs may be allocated among the Master Fund and the Funds, as appropriate. As a contractual matter, so long as each Fund invests all of its investable assets in the Master Fund, such Fund will not directly pay the Adviser an investment management fee; however, as reflected in the preceding line item in the Fee Table, each Fund’s Shareholders bear an indirect share of the Master Fund’s annualized investment management fee of 0.75%, through the Fund’s investment in the Master Fund. If the Funds invested directly, they would pay the Adviser the investment management fee of 0.75%. As discussed above, the SAR Fund pays a Servicing Fee of 1.00%, and the Institutional Fund an Administrative Servicing Fee of 0.25%, on an annualized basis, calculated monthly, out of the respective Funds’ assets.

(4) The Acquired Fund Fees and Expenses include each Fund’s share of the operating expenses and performance-based incentive fees of the underlying private investment funds in which the Master Fund invests. The costs incurred at the Investment Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses. In addition the underlying Investment Funds also incur trading expenses, which may include interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the Investment Managers in order to seek to enhance or preserve the Investment Funds’

returns. Of the approximately 8.32% representing costs incurred at the underlying Investment Fund level, such costs consist of approximately 1.68% in management fees, approximately 4.57% in other expenses (interest, trading, etc.) and approximately 2.07% in incentive fee allocations.

The Acquired Fund Fees and Expenses were calculated in good faith by the Adviser. Based on extreme market movements, such as what was experienced in 2008 and 2009, the figures can be expected to change potentially significantly. There are several components that go into the calculation and, for some Investment Funds, complete, current information was not available. Generally the calculation is based on the most recent audited shareholder reports, the most recent investor communication (which, in some cases, may be the Investment Funds’ offering documents) or other materials/communications from/with the Investment Funds. The fees and expenses disclosed above are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. In addition, the Investment Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses. Generally, management fees payable to Investment Managers of the Investment Funds will range from 1% to 2.5% (annualized) of the average NAV of the Master Fund’s investment in such Investment Funds. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 15% to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The expenses charged by the underlying Investment Funds are not paid to the Funds or the Adviser and represent the costs incurred to invest in the Investment Funds.

(5) Under the Expense Limitation Agreement, the Adviser has contractually agreed to limit total annualized expenses of each Fund, including each Fund’s proportionate share of expenses allocated from the Master Fund (exclusive of borrowing and investment-related costs), to 2.5% for the SAR Fund and 2.0% for the Institutional Fund, through January 31 2011. The expenses of each Fund, after any application of the Expense Limitation Agreement, will not reflect the Acquired Fund (Investment Fund) Fees and Expenses shown above, and will exclude the Master Fund’s borrowing and investment-related costs (if any). Actual Fund expenses could be higher in the absence of the Adviser’s contractual limitation. The Adviser is permitted to recover from a Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that a Fund’s expenses fall below the annual rates set forth in the Expense Limitation Agreement. A Fund, however, is not obligated to pay any such amount more than one year after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause a Fund to exceed the annual limitation rate set forth above in the period in which the Adviser is reimbursed.

(6) The “Total Annual Expenses” of the Funds disclosed above will differ from the ratio of expenses to average net assets (Fund expense ratio) that will be included in the Financial Highlights section of the financial statements in each Fund’s annual report. The financial statements that will appear in each Fund’s Shareholder reports will depict the Fund’s direct expenses and the Fund’s pro rata allocation of those expenses incurred directly at the Master Fund level, but will not include in expenses the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Investment Fund level, as required to be disclosed in the above table.

The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Fund.

Example

You would pay the following fees and expenses on a $1,000 investment in the SAR Fund, assuming a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$106	$299	$469	$816

You would pay the following fees and expenses on a $1,000 investment in the Institutional Fund, assuming a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$99	$281	$445	$788

The example is based on the anticipated fees and expenses incurred by the Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment management and (in the case of Investment Funds) incentive fees borne directly (and indirectly) by the Fund.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses that Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Funds, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” “REPURCHASES OF SHARES,” and “PURCHASING SHARES.”

FINANCIAL HIGHLIGHTS

Financial highlights information will become available for the Funds following the end of their first fiscal year. As new funds, financial highlights information is not yet available.

INVESTMENT OBJECTIVE

Each Fund’s objective is to seek an Absolute Return. Absolute Return endeavors to produce positive returns regardless of overall market trends. When implemented within a broader portfolio that contains exposure to equities and other relatively high-volatility asset classes, Absolute Return seeks to dampen overall volatility by decreasing directionality and correlation and typically has a volatility similar to that associated with fixed income instruments such as U.S. government bonds or Treasurys or investment grade corporate bonds (although in certain periods, volatility may be higher, sometimes materially). Absolute Return generally provides better returns in a higher (but not extreme) volatility environment, with rising short-term interest rates, and given this, Absolute Return can provide a reasonable hedge against inflation, while providing portfolio stability akin to fixed income. A typical Absolute Return benchmark is the Barclays Aggregate Bond Index as a primary volatility benchmark and U.S. Treasury Bills + 5% as a return benchmark.

Each Fund invests substantially all of its investable assets in the securities of the Master Fund, through which the Fund pursues its investment objective. Although substantially all of each Funds’ investments are made through the Master Fund, this Prospectus generally refers to each Funds’ investments as if they were made directly by the Fund, in order to make the Fund’s and Master Fund’s investment programs easier to understand. Accordingly, references in this Prospectus to a Fund’s investment activities actually describe the Master Fund’s investment activities, unless the context requires otherwise.

Each Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of the Shareholders. Except as otherwise stated in this Prospectus or the SAI, the investment policies, Asset Allocation Ranges, strategies and restrictions of a Fund are not fundamental and may be changed by the Board without the approval of the Shareholders. Each Fund’s principal investment policies and strategies are discussed below.

INVESTMENT STRATEGIES

The Funds’ strategy is to seek an Absolute Return by investing its assets, through the Master Fund, across a variety of Investment Funds and thereby to attempt to generate positive returns regardless of the overall direction of various markets, including equity, fixed income, currency and commodity markets, although there can be no assurance that a Fund will achieve its investment objective. Absolute Return investing contrasts with strategies that depend more heavily on market directionality to generate returns and are generally designed to outperform specific benchmarks or indices (or mixture or group of such benchmarks or indices).

Styles and Strategies Utilized by Investment Funds. The strategies employed by the Investment Funds (and, by extension, the Funds) fall into three primary categories (“Styles”) and several secondary categories (“Strategies”). In addition to benefiting from the Investment Managers’ individual investment strategies, the Master Fund, as a whole, expects to achieve the benefits of making a broad allocation of its assets among a carefully selected group of Investment Managers employing various Styles and Strategies. The Adviser expects that by investing through multiple Investment Managers employing various Styles and Strategies, the Master Fund may reduce the volatility inherent in a more concentrated portfolio that is invested in fewer Investment Managers, Styles and/or Strategies. Investment Managers may invest in a wide range of instruments and markets, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, real estate, financial futures, fixed income, debt-related instruments and other derivative products.

The Styles and Strategies are:

Event-Driven Style. Strategies within the Event-Driven Style are designed to profit from changes in the prices of securities of companies facing a major corporate event. The goal of an Event-Driven Strategy is to identify securities, which may include common or preferred stock as well as many types of debt, with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include mergers and acquisitions as well as restructurings, spin-offs and significant litigation (e.g., tobacco or patent litigation). Event-Driven Strategies employed by Investment Funds are categorized as follows:

Merger or Risk Arbitrage. The Merger or Risk Arbitrage strategy involves taking short and long investment positions, respectively, in the stock of acquiring and target companies upon the announcement of an acquisition offer. Acquisitions are typically paid for in stock, cash or a combination thereof. Thus, when an acquisition is announced, the acquiring company (“Acquiror”) will establish a price per share of the company being acquired (“Target”) in cash (per share cash price), stock (a share ratio is established) or a combination thereof. Typically, the Target traded for less than the price being paid (in either cash or stock) prior to the announcement. When the announcement is made, the Target’s stock price will typically increase, but still trade at a discount to the price being offering by the Acquiror. This discount – and the size of the discount – is principally a function of three factors: (a) the risk that the acquisition will close; (b) the time frame for closing (i.e., the time value of money); and (c) the amount of liquidity or capital being deployed by merger arbitrageurs and other investors. Accordingly, if a merger arbitrageur or investor believes that the risk of the acquisition not closing is not significant relative to the returns that can be generated by the “spread” between the current stock price of the Target and the price being offered by the Acquiror, the merger arbitrageur or investor will generally buy shares of the Target and short shares of the Acquiror in a stock for stock transaction. When the deal closes, the risk premium vanishes and the Investment Fund’s profit is the spread. This strategy is somewhat cyclical, since it requires a supply of corporate mergers and acquisitions to deploy capital.

Distressed Investments or Special Situations. Distressed investments include investments in securities issued by companies that are experiencing difficult business conditions, including bankruptcy. In many cases, securities issued by such companies over-correct and trade at levels below their value in a liquidation or acquisition scenario. Special situations investments are similar to distressed investments in that they are typically made in securities that the buyer perceives to be undervalued for one reason or another; however, these companies are not in, and do not appear to be on the brink of, bankruptcy. An example of a Special Situations trade is the purchase of a security issued by a company that the Investment Manager believes is a likely acquisition target.

Other. Event-Driven Style Sub-Strategies that do not fit in the two categories defined above are included in the Other Event-Driven category. Examples of such a strategy are trades centered around restructurings, spinoffs, significant litigation, and private investments in public equities, transactions where companies issue securities directly to private investors instead of raising capital through an initial public offering or a secondary public offering.

Relative Value Style. Strategies within the Relative Value Style employed by Investment Funds are categorized as follows:

Equity Market Neutral or Statistical Arbitrage. Investment Funds that employ Equity Market Neutral or Statistical Arbitrage Strategies purchase certain equity securities and simultaneously sell short other equity securities in an attempt to isolate risk to the relative value of one security or basket of securities as compared to another security or basket of securities and eliminate general market risk. Generally, Investment Managers who use fundamental analysis to establish the relative values of the securities in their portfolios are categorized as Equity Market Neutral, while those who use quantitative models to establish the relative values are categorized as Statistical Arbitrage.

Capital Structure, Convertible or Volatility Arbitrage. Capital Structure Arbitrage is utilized by Investment Managers to exploit perceived pricing inefficiencies within a company’s capital structure. An Investment Manager employing Capital Structure Arbitrage analyzes the various securities issued by a company, including common and preferred equity, convertible securities, various forms of senior and junior (typically unsecured) debt, and then establishes a long position in a security that is more attractive on a relative basis to another security in which a short position is established. In a successful trade, the long security appreciates in price relative to the shorted security and the Investment Manager then closes the trade at a profit. This strategy is market neutral because it can be profitable even if both securities decline in value (as long as the shorted security declines more than the purchased security). Companies that are distressed are often targets in this Strategy because of the potential for significantly different recover values for different types of securities in the event of a bankruptcy, but healthy companies with complex balance sheets are also fertile ground for Capital Structure Arbitrage trades.

Convertible Arbitrage is really a sub-Strategy within Capital Structure Arbitrage that involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter (“OTC”) derivative position in, the common stock of the issuer of such debt instrument. Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock’s volatility (which directly affects the option value of the security’s conversion feature). A Fund may invest in one or more Investment Funds with exposure in the convertible arbitrage strategy to provide greater diversification across markets (U.S. and foreign issues), sectors, credit ratings, and market capitalizations. This Strategy is cyclical because the opportunity set is dependent on sufficient issuance of convertible securities.

Volatility Arbitrage entails the use of derivative investments and can be used on both a stand-alone basis and as a hedging strategy in conjunction with other investment strategies. As a stand-alone Strategy, exchange traded domestic or global index options and/or options on futures contracts are used to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that Volatility

Arbitrage Investment Managers typically follow to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the Investment Manager can identify when the securities or asset classes trade out of their normal trading range and can put a trade on when there has not been a fundamental, or exogenous, change in the relationship. As an adjunct Strategy, these same derivative instruments can be used to manage risk and enhance returns on investments made utilizing other strategies. Use of derivatives often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models.

Fixed Income or Credit Arbitrage. Fixed Income or Credit Arbitrage is designed to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities. Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, U.S. government agency securities (“Agencies”) relative to U.S. Treasurys of comparable duration and liquidity). An example of a Fixed Income Arbitrage position consists of a long position in a higher yield, and therefore lower-priced, security and a short position in a lower yield, higher priced security. For example, Agencies of a similar duration of U.S. Treasurys have, over time, established a relatively well-defined trading range and carry a higher interest rate or yield. When Agencies trade at a discount to this range (e.g., when there is discussion about whether Agencies should continue to receive a U.S. government guarantee), Agencies will trade at a higher than normal discount to U.S. Treasurys (reflected by a higher current yield in Agencies). Accordingly, an Investment Manager will buy the Agencies and then short the U.S. Treasurys. When the spread narrows or becomes more in line with historical norms, the Investment Manager generates a profit by closing its position, i.e., selling the Agencies and buying the U.S. Treasurys. In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates. As this interest rate exposure is hedged out, these Strategies generally exhibit little to no correlation to the broader equity and bond markets. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by an Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Fixed Income or Credit Arbitrage may also include buying fixed income or yield-bearing instruments with a higher coupon or yield and shorting a shorter duration instrument with a lower coupon. An Investment Fund makes a spread on the difference between the higher yielding long position and the lower yielding short position. Investment banks may allow an Investment Manager to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities). The principal risk in this Strategy is of rising interest rates, which often result in a greater decline in the value of the long position than in the short position. In such a case, the Investment Manager will either have to provide additional collateral to the investment bank lender or close the position at a loss. Depending on the level of leverage and the duration of the long position, the resulting loss of capital could be significant.

Other. Relative Value Strategies that do not fit in the two categories defined above are included in the Other Relative Value category.

   Other Style. Strategies that are neither Event-Driven nor Relative Value are categorized as Other Strategies, as follows:

Global Macro. Investment Managers utilizing Global Macro Strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies may include positions in the cash, currencies, futures and forward markets. These managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets (debt and equity) and other special situation investing. Trading positions are generally held both long and/or short in both U.S. and foreign markets. Global Macro Strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used. With a broader global scope, returns for a Global Macro Strategy generally exhibit little to no correlation to those of broader domestic equity and bond markets. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Currencies or Commodities. Various Strategies involving the use of currencies and commodities may be employed by Investment Managers. These Strategies may or may not employ hedging techniques, but in either case to qualify for inclusion in a Fund, the strategy must be designed to generate returns with relatively low levels of volatility.

Other. Strategies that do not fit in the two categories defined above are included in the Other category.

Portfolio Construction and Investment Limits. Investment Funds will be classified as either “Core” or “Satellite,” based on the following definitions all as determined at the time of the Master Fund’s investment:

Core Investment Funds. In order to qualify as a Core Investment Fund, the Investment Manager must utilize more than one Strategy and have over $500 million in assets under management at the time of investment.

Satellite Investment Funds. Any Investment Fund that employs only one Strategy is automatically defined as a Satellite Investment Fund. In addition, Multi-Strategy Funds with less than $500 million in assets under management at the time of investment are Satellite Investment Funds.

Investment Limits. The Adviser will invest no more than 15% of the Master Fund’s net assets in any one Core Investment Fund and no more than 8% in any one Satellite Investment Fund.

Tax Code Compliance. The Funds and the Master Fund are registered investment companies under the Investment Company Act and each Fund and the Master Fund has elected, and intends to qualify, to be treated as a RIC under the Code. To qualify as a RIC under the Code, a Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of: (1) any one issuer; (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; or (3) any one or more “qualified publicly traded partnerships.”

Access. Many high quality Investment Funds are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such Investment Funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor) in such Investment Funds. Many of these Investment Funds will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Investment Managers, the types of trading strategies employed, and in many cases, the amount of leverage they may use.

An investment in a Fund enables investors to invest, through the Fund’s investment in the Master Fund, with Investment Managers whose services generally are not available to the investing public, whose Investment Funds may be closed from time to time to new investors, or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in a Fund also enables investors to invest with a cross-section of investment strategies without incurring the high minimum investment requirements that Investment Managers typically would impose on investors.

Overlays and Derivatives. From time to time, the Adviser may decide to use options, swaps, futures, or other derivatives (potentially in a subsidiary of the Master Fund or an account managed by the Adviser), to provide a certain type of exposure for a Fund’s overall portfolio. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

OVERVIEW OF INVESTMENT PROCESS, DUE DILIGENCE AND MANAGER SELECTION

Capital Allocation Decisions and Portfolio Construction. The Master Fund expects its assets to be allocated broadly among Styles and Strategies using Core Investment Funds and Satellite Investment Funds under the above range limitations for the allocation of capital at the time of investment. Within these limits, the Adviser has latitude to allocate more or less capital to a particular Style, Strategy or Investment Fund, depending on the Adviser’s belief about the opportunities afforded over a given investment time horizon. In making such asset allocation decisions, the Adviser will consider national and international economic and geopolitical conditions, the risks incident to the Styles, Strategies and Investment Funds, and the relative return opportunities presented by each (among other considerations), and gauge these factors against other opportunities and the need for a broad portfolio to reduce risk (as measured by volatility).

Each Fund shall strive to maintain a broad allocation of its assets, both with regard to allocation of assets among Investment Managers, Core Investment Funds and Satellite Investment Funds, and also allocation of assets among various Styles and Strategies, as set forth above. In general, studies indicate that a broadly allocated portfolio enables an investor to generate more consistent returns than one that is more concentrated. Accordingly, a broad allocation of assets is generally noted as a means to reduce investment risk as measured by volatility. Correspondingly, while a broad allocation of assets lowers volatility and helps to mitigate the risk of investment losses, an un-concentrated portfolio is subject to limitations on its ability to generate relatively high investment returns than a more concentrated portfolio can sometimes generate. Accordingly, an un-concentrated portfolio may be appropriate for investors that want less volatility in their portfolios and are willing to accept relatively lower, but generally more consistent, returns than portfolios concentrated in a very few Styles, Strategies or Investment Managers/Investment Funds.

Manager Diversification. The Adviser defines “manager risk” as the risk that an Investment Manager will not generate the returns commensurate with the mean of the Investment Manager’s peer group (i.e., same Style and Strategy) because of: (a) poor fundamental analysis and/or security selection; (b) market timing; (c) management turnover within the Investment Manager; or (d) other factors or circumstances that affected that Investment Manager’s performance specifically that were not caused by market conditions within the Investment Manager’s Style and Strategy generally. Manager risk can be reduced by, among other things, due diligence conducted on the Investment Managers and diversifying across multiple Investment Managers within the same or similar Style and Strategy.

The Adviser, on behalf of the Funds, will generally attempt to allocate assets among multiple Investment Managers to achieve an appropriately broad allocation among Styles and Strategies and also among Investment Managers. The Master Fund will limit the percentage of assets that are invested in any one Investment Fund, at the time of investment, to an amount that complies with the limits set forth above and in accordance with any regulatory restrictions applicable to the Funds.

Many Investment Funds will have exposure to more than one Strategy or Style or may have characteristics of more than one Strategy or Style. Accordingly, there is a wide degree of discretion in how a particular Investment Fund is categorized or in how its capital is allocated among Styles and Strategies in reports compiled by the Adviser. Decisions on how to most appropriately characterize an Investment Fund shall be made by the Adviser, and such decisions shall be final. See “GENERAL RISKS – Risks of Mis-Categorizing Investment Funds within Styles or Strategies.”

The Adviser may, in its discretion and upon approval of the Board, change or modify the Styles and Strategies from time to time.

 Due Diligence and Manager Selection. It is the responsibility of the Adviser to research and identify Investment Managers, to satisfy itself as to the suitability of the terms and conditions of the Investment Funds and to allocate or reallocate each Fund’s assets among Investment Managers. The Adviser employs an approach to investing that seeks to combine in-depth research and recommendations with portfolio management, risk management, due diligence and management oversight. The Adviser allocates each Fund’s assets among Investment Managers using the diverse knowledge and experience of the members of its Investment Committee to assess the capabilities of the Investment Managers and to determine an appropriate mix of Investment Funds. As discussed further below, the Adviser relies upon its Investment Committee to identify potential Investment Fund investments, with one person being designated as having day-to-day investment oversight responsibility for the Funds. See “GENERAL RISKS” and “INVESTMENT RELATED RISKS.”

 In the event that a Fund in the future engages one or more sub-advisers, following Shareholder approval, it would also be the responsibility of the Adviser to oversee any such sub-adviser. The Adviser would negotiate the investment sub-advisory agreements, subject to Shareholder approval requirements or SEC exemptive relief from such requirements. There can be no assurance that a Fund will seek, or that the SEC will grant, such exemptive relief allowing for the engagement of one or more sub-advisers without Shareholder approval.

 Process of Portfolio Construction. On a regular basis, existing and prospective Investment Managers are reviewed by the Adviser. The review, and potential inclusion of new Investment Managers, will be predicated on the Adviser’s assessment of the current economic climate, capacity issues with respect to existing Investment Funds, performance issues with respect to existing Investment Funds, due diligence and/or other criteria on which Investment Funds and Investment Managers are assessed.

The Adviser employs a multi-step process in which the Adviser develops a pool of Investment Funds to consider for investment. The Adviser sources potential Investment Funds on an ongoing basis and generates a list of Investment Funds that might qualify for investment by the Funds. The Investment Committee will identify potential Investment Funds based on quantitative, qualitative, or other due diligence criteria. The list of potential Investment Funds is reduced to a more manageable number of higher quality funds by running proprietary screens on the group of Investment Funds that rank funds on an overall Style and Strategy basis. The top Investment Funds based on these screens (the “Qualified Pool”) are then subjected to qualitative due diligence, which typically begins with a review of marketing materials and a teleconference with one or more members of the investment and/or investment relations teams at each fund. The Adviser then meets with representatives of each Investment Fund and weighs the quantitative and qualitative results of the due diligence process before deciding to invest, remove the Investment Fund from the Qualified Pool, or leave the Investment Fund on the Qualified Pool list for future consideration. Once a pool of one or more potential

Investment Funds has been identified and approved for investment by the Investment Committee, the Investment Committee then determines an allocation for the Funds’ assets across the pool.

 The Adviser generally intends to employ the above through a multi-step process in structuring and monitoring each Fund’s portfolio. The Adviser generally employs the following steps, although the steps may not be conducted in the following order:

First, the Adviser will attempt to develop the Qualified Pool to consider for investment.

Second, the Investment Committee will identify one or more potential Investment Funds based on quantitative, qualitative, or other due diligence criteria.

Third, once a pool of one or more potential Investment Funds has been identified from the Qualified Pool and approved for investment by the Investment Committee, the Committee then determines an allocation for the Funds’ assets across the pool, consistent with the limitations then in effect.

Finally, the Adviser intends to monitor, among other things, the overall level of assets managed, the estimated capacity of each Investment Fund and the adherence to the pre-defined strategy and risk/return targets set forth when the investment was made.

The Adviser may invest a portion of the Funds’ assets with Investment Managers who may have limited track records and Investment Funds with limited or no operating histories.

 Ongoing due diligence includes review of monthly performance and monthly reports (as available) from each Investment Fund as well as conference calls and in-person meetings with Investment Fund personnel.

BORROWING AND USE OF LEVERAGE BY THE FUNDS AND THE MASTER FUND

The Funds are not intended to be significantly leveraged vehicles, although each of the Master Fund and the Funds may borrow money to purchase portfolio securities and for portfolio management purposes. Each Fund and the Master Fund may also borrow money to pay operating expenses, including, without limitation, investment management fees, or to fund repurchases of Shares or facilitate distributions. Under the Investment Company Act, no Fund or the Master Fund is permitted to borrow for any purposes if, immediately after such borrowing, such Fund would have an asset coverage ratio (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that no Fund or the Master Fund may declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the Investment Company Act, certain short-term borrowings (such as for the purpose of meeting repurchases, for bridge financing of investments in Investment Funds or for cash management purposes): (i) if repaid within 60 days; (ii) if not extended or renewed; and (iii) that are not in excess of 5% of the total assets of a Fund, are not considered the use of investment leverage. In addition to borrowing money, the Fund may also incur economic leverage via the use of derivatives. Borrowing restrictions generally do not apply to Investment Funds that are not registered under the Investment Company Act. The use of borrowings for investment purposes involves a high degree of risk.

The Master Fund and/or the Funds may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Master Fund’s and/or Funds’ operations, including preventing the Master Fund or Funds from conducting a repurchase of their shares. In addition, the terms of any borrowing may impose certain investment restrictions on the Master Fund or Funds. The following table is designed to illustrate the effect on the return to a Shareholder of leverage in the amount of 10% of a Fund’s gross assets. The table assumes hypothetical annual returns of the Funds’ portfolios of minus 10% to plus 10%, and an assumed utilization of leverage in the amount of 10% of a Fund’s gross assets with a cost of borrowing of approximately 1.73% payable for such leverage based on market rates as of the date of this Prospectus. A Fund’s actual cost of leverage would be based on market rates at the time it borrows money for investment leverage as well as any subsequent rate changes while such borrowings are outstanding, and such actual cost of leverage may be higher or lower than that assumed in the previous example. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Share Return Assuming 10% Leverage	(11.20)%	(5.70)%	(0.17)%	5.33%	10.83%

To the extent permitted by each Fund’s and the Master Fund’s fundamental policy on borrowing (described in the SAI) and the Investment Company Act, the Board may modify a Fund’s borrowing policies, and the Board of the Master Fund may modify the Master Fund’s borrowing policies, including the purposes of borrowings. The rights of any lenders to a Fund or the Master Fund to receive payments of interest or repayments of principal will likely be senior to those of Shareholders, and the terms of any borrowings may contain provisions that limit certain investments or activities of the Fund or the Master Fund.

GENERAL RISKS

Although the Master Fund’s investment program is designed to produce positive returns regardless of overall market trends with lower volatility over a meaningful investment period of at least two to three years while attempting to minimize risk, the Master Fund’s investment program entails certain significant risks to which the Funds are subject through their investment in the Master Fund. There can be no assurance that the investment objective of the Funds or the Master Fund or those of the Investments Funds in which the Funds invest will be achieved or that their investment programs will be successful. Because each Fund invests substantially all of its investable assets in the Master Fund, the risks associated with an investment in the Fund are substantially the same as the risks associated with an investment in the Master Fund. Certain risks associated with an investment in the Funds are set forth below.

Risk Allocations

The Adviser will have the discretion to underweight or overweight allocations of assets among various Styles and Strategies, as well as Investment Managers, Core Investment Funds and Satellite Investment Funds, from a risk/reward perspective, although such allocations must generally remain within the above limits. There is no assurance that the Adviser’s decisions in this regard will be successful. In addition, the Master Fund may be limited in its ability to make changes to allocations due to the subscription and redemption provisions of the Investment Funds, including notice periods and limited subscription and redemption dates, the ability of the Investment Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Investment Funds. In addition, any such allocations will be made by the Adviser based on information previously provided by the Investment Funds. If such information is inaccurate or incomplete, it is possible that the Master Fund’s allocations from a risk/reward perspective may not reflect the Adviser’s intended allocations nor comply with the portfolio construction limitations. This could have a material adverse effect on the ability of the Adviser to implement the investment objective of the Funds and the Master Fund.

Risks of Mis-Categorizing Investment Funds within Styles and Strategies

While the Adviser will attempt to categorize all Investment Funds consistent with the foregoing discussions, certain Investment Funds may fit into more than one category or may not closely resemble any of the foregoing categories. Accordingly, the Adviser has a wide degree of discretion in categorizing Investment Funds within Styles and Strategies or allocating capital among Styles and Strategies in its reports. If the Adviser makes the wrong decision, certain Styles or Strategies may be under- or over-weighted relative to what may have been intended or reported. Accordingly, the Master Fund’s investment portfolio may be over-allocated or under-allocated to certain Styles or Strategies and incur concentration risks or result in insufficient exposure within the portfolio as a result.

Dependence on the Adviser and the Investment Managers

The Adviser will invest the assets of the Master Fund through the Investment Managers, and the Adviser has the sole authority and responsibility for the selection of the Investment Managers. The success of the Master Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Funds and the Master Fund. In addition, the Adviser may be dependent on key personnel. To the extent that any such key personnel were to depart, the Adviser’s ability to successfully develop and implement investment strategies may be negatively impacted.

The Master Fund also is dependent upon the ability of the Investment Managers to develop and implement strategies that achieve their investment objectives. Shareholders will have no right or power to participate in the management or control of the Funds, the Master Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Investment Managers, or the terms of any such investments.

Closed-End Fund; Limited Liquidity

Each Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in a Fund if you need a liquid investment. Each Fund invests substantially all of its assets in illiquid investments. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as a Fund, may invest all or substantially all of its assets in illiquid investments (as is the Fund’s investment practice). The Adviser believes that unique investment opportunities exist in the market for Investment Funds, which generally are illiquid.

An investment in a Fund provides limited liquidity because the Shares are not freely transferable and Shareholders may not cause a Fund to redeem their Shares. As described below, a Fund may offer to repurchase Shares from Shareholders. Distributions of proceeds upon the repurchase of a Shareholder’s Shares may be subject to restrictions imposed upon withdrawals under the terms of the Investment Funds or, in the event that a Funds and/or the Adviser has engaged one or more sub-advisers, restrictions imposed by investment advisory agreements pursuant to which the Fund’s assets are invested. An investment in a Fund is suitable only for those investors that do not need liquidity.

Payment for repurchased Shares of a Fund may require the Master Fund to liquidate its investments in Investment Funds earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses and increased fees, and may increase the Master Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Investment Committee) to attempt to avoid or minimize potential losses and portfolio turnover resulting from the repurchase of Shares.

Shares Not Listed; Repurchases of Shares

Neither Fund intends to list Shares for trading on any securities exchange. There is no secondary trading market for Shares, and none is expected to develop. Shares are, therefore, not readily marketable. Because each Fund is a closed-end investment company, its Shares will not be redeemable at the option of Shareholders and they will not be exchangeable for shares or interests of any other fund. Although the Board may, in its sole discretion, cause a Fund to offer to repurchase outstanding Shares at their NAV, and the Adviser expects to recommend that the Board do so on a quarterly basis with a Valuation Date (as defined below in “REPURCHASES OF SHARES”) on or about March 31, June 30, September 30 and December 31 of each year, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies.

There will be a substantial period of time between the date as of which Shareholders must accept a Fund’s offer to repurchase their Shares and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that a Fund’s NAV may fluctuate significantly between the time that they accept the Fund’s offer to repurchase their Shares and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to accept a Fund’s offer to repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases. See “REPURCHASES OF SHARES.”

Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF SHARES—Periodic Repurchases.” An investment in a Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares will not be listed on any securities exchange, neither Fund is required, nor intends, to hold annual meetings of its Shareholders.

Non-Diversified Status

Each Fund is a “non-diversified” investment company. This means that there are no percentage limitations imposed by the Investment Company Act on the percentage of a Fund’s assets that may be invested in the securities of any one issuer. The Adviser will follow a general policy of seeking to invest the Funds’ capital broadly among multiple Investment Funds. As a consequence of a potential large investment in a particular Investment Fund, losses suffered by such an Investment Fund could result in a higher reduction in the Funds’ capital than if such capital had been more proportionately allocated among a larger number of Investment Funds.

No Operating History

 The Funds are newly-registered and do not have an operating history, and the Master Fund (which is the successor to a predecessor private fund) has a limited operating history. Certain of the Investment Funds in which the Master Fund invests may have limited or no operating histories. In such cases, the Adviser may evaluate among other things the past investment performance of the Investment Managers of such Investment Funds. However, past investment performance may not be indicative of the future results of an investment in such an Investment Fund. The results of other investment funds or accounts managed by the Adviser (or by Investment Managers) which have or have had an investment objective similar to or different from that of the Fund (or an Investment Fund in the case of Investment Managers) are not indicative of the results that the Fund (or an Investment Fund) may achieve.

Ability to Borrow

 The Funds are not intended to be significantly leveraged vehicles, although each of the Master Fund and the Funds may borrow money to purchase portfolio securities and for portfolio management purposes. To the extent that a Fund and/or Master Fund are not able to borrow, or enter into a credit facility of an appropriate size, such inability to borrow could adversely impact the Fund’s operations to the extent that the Fund or Master Fund needed to access borrowed funds.

Governmental, Legal, Tax and Regulatory Risks

 The global financial markets have undergone, and in many respects are continuing to undergo, pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention. Such intervention has, in certain cases, been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

 Legal, tax and regulatory changes could occur that may materially adversely affect the Funds. For example, the regulatory and tax environment for Investment Funds and for derivative instruments in which Investment Managers may participate is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the Funds. For example, the SEC for a period banned short selling in 2008, which disrupted many Investment Funds that used such strategies, and uncertainty surrounding certain derivatives and potential regulation of derivatives may materially adversely affect the value of derivative instruments held by the Investment Funds or the Funds and the ability of the Investment Managers or the Adviser to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for private funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or private funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Funds to pursue investment objectives or strategies. In particular, Congress has held hearings regarding potential restructuring of U.S. financial regulations, taxation policy as it relates to leveraged investors, tax-exempt investors and private funds, and the SEC has recently engaged in a general as well as specific investigations of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of private funds. Due to recent events in the markets, regulatory change may be more likely than not and should be expected to occur.

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Adviser’s ability to fulfill the Funds’ investment objective. Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Investment Funds or the Funds and/or limit potential investment strategies that would have otherwise been used by the Investment Managers or the Funds in order to seek to obtain higher returns. The Adviser believes that there is a high likelihood of significantly increased regulation of the global financial markets; any such increased regulation could be materially detrimental to the performance of the Funds. Certain tax risks associated with an investment in the Funds are discussed in “TAX ASPECTS.”

Master/Feeder Structure

 The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Funds. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, investors in a larger feeder fund will have more voting power than a Fund over the operations of the Master Fund. If investors of other feeder funds tender for a significant portion of their shares in a repurchase offer, the assets of the Master Fund will decrease. This could cause a Fund’s expense ratio to increase to the extent that subsequent investments in the Master Fund do not offset the cash outflows. In addition, a single large investor, or investors, in a feeder fund may be able to exercise similar influence on the Master Fund, and indirectly affect a Fund, by actions relating to the feeder in which such an investor(s) invests. This risk may be higher during a period in which a Fund does not have significant assets or has less assets relative to another feeder fund, such as upon commencement of operations of a Fund.

Significant Selling Agents; Substantial Repurchases; Change in Control of the Funds

To the extent that substantial numbers of investors have a relationship with any particular Selling Agent, such Selling Agent may have the ability to influence investor behavior, which may affect the Funds. To the extent that any such Selling Agents or other financial intermediaries exercise collective influence over such investors’ decisions to request repurchases of Shares, the Master Fund and the Funds may make larger repurchase offers than would otherwise be the case. Substantial acceptance of a Fund’s offers to repurchase Shares could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the performance of the Funds and the value of Shares. Similarly, if such Selling Agents or other financial intermediaries exercise collective influence over Shareholders’ voting of Shares, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Adviser to a Fund. If effected, such changes could have a material adverse effect on the performance of the Fund and the value of Shares. In addition, the global financial markets have undergone, and to an extent are currently undergoing, pervasive and fundamental disruptions, which have led to departures of brokers and financial advisors employed at Selling Agents and other financial intermediaries. This may have an uncertain but potentially adverse impact on a Fund.

Special Considerations Applicable to Purchases of Shares

 The Funds may accept purchase orders for Shares as determined by the Board, in its sole discretion. Additional purchases may dilute the indirect interests of existing Shareholders in the Funds’ investment portfolio prior to such purchases, which could have an adverse impact on the existing Shareholders’ Shares in a Fund if future Fund investments underperform the prior investments. In addition, it is expected that Investment Managers may structure performance-based compensation so that compensation is paid only if gains exceed prior losses. Appreciation in the net assets managed by an Investment Manager at any given time will be shared pro rata by all of the Shareholders at such time, not just those who were Shareholders at the time prior losses were incurred. The value attributable to the fact that no performance-based compensation will be paid to an Investment Manager until its gains exceed its prior losses will not be taken into account in determining the NAV of a Fund. Such value to existing Shareholders will be diluted by new sales of Shares, because the new Shares will participate in any positive performance by the Investment Manager until its gains exceed its prior losses without the Investment Manager being paid any performance-based compensation.

 In addition, Shares represent beneficial interests in an operating fund that may have significant open positions. Since these Shares will share in open positions which may have been held by the Funds for some period of time prior to the issuance of the additional Shares, the application of the relevant Investment Manager’s trading approach to such positions may have a qualitatively different effect on the performance of the additional Shares than it does on the performance of previously issued Shares. For example, a number of trading approaches may become more aggressive in terms of willingness to tolerate losses in a position and increase the size of a position after an open trade has generated a substantial profit because subsequent losses (up to a certain level) are perceived as being only a partial give-back of prior profits, not an actual loss. As subsequent purchasers of Shares will not have received the benefit of any profits on open positions prior to the date on which they purchase the Shares, subsequent losses will constitute an absolute loss to such holders, not only a partial give-back of profits. In addition, certain trading approaches may follow profit-taking strategies whereby they will liquidate or partially liquidate a position after it has generated a predetermined amount of profit. Since the new Shares will not have had the benefit of any such profit prior to the date on which they were issued, Shareholders holding such Shares may find themselves liquidated out of a position (which would have continued to generate substantial profits) due to an Investment Manager “taking profits,” none of which had inured to their benefit. Some approaches apply similar analyses based on overall portfolio performance, not just the performance of particular positions, with generally analogous effects.

Special Tax Risks

Special tax risks are associated with an investment in the Funds. Each Fund and the Master Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, a Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

If before the end of any quarter of its taxable year, the Master Fund believes that it may fail the asset diversification requirement, the Master Fund may seek to take certain actions to avert such a failure. The Master Fund may try to acquire additional interests in Investment Funds to come into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Master Fund to pursue because the Master Fund may redeem its interest in an Investment Fund only at certain times specified by the Investment Fund’s governing documents. While relevant provisions also afford the Master Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

So long as the Master Fund meets its asset diversification requirements, each Fund also will be treated as meeting those asset diversification requirements.

If a Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of a Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of a Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability

 Each Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “TAX ASPECTS” below for more information. If a Fund distributes in a calendar year less than an amount equal to the sum of 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the initial period ending October 31, 2010 and the twelve-month period ending October 31 of subsequent years, plus any such amounts that were not distributed in previous calendar years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts.

In addition, each Fund, through the Master Fund, invests in Investment Funds located outside the U.S. Such Investment Funds may be subject to withholding tax on their investments in other jurisdictions. Any such withholding tax would reduce the return on a Fund’s investment in such Investment Funds and thus on the Shareholders’ investment in the Fund. See “TAX ASPECTS.”

SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE

This section discusses certain risks related to the fact that the Master Fund generally invests in Investment Funds.

Investments in the Investment Funds Generally

Because the Master Fund invests in Investment Funds, the value of an investment in the Master Fund will be affected by the investment policies and decisions of the Investment Manager of each Investment Fund in direct proportion to the amount of Master Fund assets that are invested in each Investment Fund. The NAV of the interests of the Investment Funds, and as a result, the NAVs of the Master Fund and the Funds, will fluctuate in response to, among other things, various market and economic factors related to the markets in which the Investment Funds invest and the financial condition and prospects of issuers in which the Investment Funds invest. Certain risks related to the investment strategies and techniques utilized by the Investment Managers are described under “INVESTMENT RELATED RISKS” below.

Investment Funds Generally Not Registered

The Investment Funds in which the Master Fund invests will generally not be registered as investment companies under the Investment Company Act. Therefore, the Master Fund and the Funds will not be entitled to the protections of the Investment Company Act with respect to investments in unregistered Investment Funds. In addition, the Investment Managers of the Investment Funds in certain cases may not be registered as investment advisers under the Advisers Act. Therefore, the Master Fund as an investor in the Investment Funds managed by such Investment Managers, and the Funds, as indirect investors through their investment in the Master Fund, will not have the benefit of certain of the protections of the Advisers Act. In addition, to the extent that such an unregistered Investment Manager registers, there is a risk that the Investment Manager may not comply with the requirements of the Advisers Act, or may encounter operational or regulatory difficulties that arise from such compliance requirements. The Investment Funds may not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies under SEC rules. A registered investment company that places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and which contains other provisions designed to protect the assets of such investment company. It is anticipated that the Investment Funds in which the Master Fund will invest may and often will maintain custody of their assets with brokerage firms that do not separately segregate such customer assets, as would be required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Master Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Master Fund to its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use. There can be no assurance that the Investment Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Investment Managers will be protected. In this regard, although the Adviser performs initial and continuing due diligence, there remains a risk of Investment manager fraud and/or misconduct that could subject the Funds to losses.

Investment Funds Generally Non-Diversified

Investment Funds may be non-diversified, although some Investment Funds may undertake to comply with certain investment concentration limits. Investment Funds may at certain times hold large positions in a relatively limited number of investments. Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Those Investment Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. As a result, the NAVs of such Investment Funds may be subject to greater volatility than those of investment companies that are more fully diversified, and this may negatively impact the NAVs of the Master Fund and the Funds.

Investment Funds’ Securities Are Generally Illiquid

The securities of the Investment Funds in which the Master Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to restrictions or delays. Similarly, the Master Fund may not be able to dispose of Investment Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Master Fund is unable to sell Investment Fund securities, the Master Fund, when it is able to redeem, might obtain a less favorable price than that which prevailed when it decided to buy or sell such securities.

Industry Trend Towards Longer Lock-Ups; Modification of Portfolio Liquidity Requirements

Many Investment Funds have lengthened the lock-up periods during which an investor must hold an investment in an Investment Fund and the Adviser believes that this trend may continue. If this trend does continue, it could negatively impact the liquidity of the Master Fund (and consequently the Funds), which may force the Adviser to forgo investing in certain Investment Funds that are attractive due to the longer lock-up periods being employed.

Valuation of Investments in Investment Funds

The valuation of the Master Fund’s investments in Investment Funds is ordinarily determined based upon valuations calculated by the Independent Administrator (as defined below), in many cases based on information provided by the Investment Managers or third party administrators of such Investment Funds. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers or their administrators. In this regard, an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. The Master Fund and the Funds have established a Valuation Committee of their Boards, which oversees the actions of the “Adviser’s Valuation Committee.” The Adviser’s Valuation Committee is composed of members of the Investment Committee as well as other representatives of the Adviser. Certain members of the Adviser’s Valuation Committee may face conflicts of interest in overseeing the value of the Master Fund’s investments, as the valuation of the Master Fund’s investments will affect the Adviser’s compensation. Although the Adviser’s Valuation Committee reviews the valuation procedures used by the Investment Managers, neither the Adviser’s Valuation Committee, the Independent Administrator, nor the Adviser can confirm or review the accuracy of valuations provided by Investment Managers or their administrators.

If an Investment Manager’s valuations are consistently delayed or inaccurate, the Adviser generally will consider whether the Investment Fund continues to be an appropriate investment for the Funds. The Master Fund may be unable to redeem or otherwise dispose of interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Investment Manager’s valuations, and the Adviser’s Valuation Committee will determine the value, and may discount the value of the interests, if deemed to be the estimated fair value of such holding in keeping with the Funds’ valuation procedures.

Multiple Levels of Fees and Expenses

Although, in many cases, investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing indirectly in Investment Funds indirectly through the Funds and the Master Fund, the investor bears asset-based fees at the Fund and Master Fund level, in addition to any asset-based fees and performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Funds bears a proportionate share of the fees and expenses of the Funds and the Master Fund (including management fees, expenses, operating costs, sales charges, brokerage transaction expenses (if any), and administrative and servicing fees) and, indirectly, expenses of the Investment Funds. Thus, an investor in the Funds may be subject to higher operating expenses than if he, she or it invested in an Investment Fund directly or in a closed-end fund that did not utilize a “fund of funds” structure.

Certain of the Investment Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Funds generally. Accordingly, an Investment Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Funds and its Shareholders, even if the Funds’ overall performance is negative. Generally, fees payable to Investment Managers of the Investment Funds will range from 1% to 2.5% (annualized) of the average NAV of such Funds’ investment. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 15% to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The performance-based compensation received by an Investment Manager also may create an incentive for that Investment Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Investment Manager without independent oversight. In addition, if performance of an Investment Fund falls, Investment Fund expenses may increase as a percentage of gross returns, which could result in disproportional decreases in such fund’s performance. Also if Investment Fund performance and/or assets under management decrease yet the fund’s expenses fail to decrease proportionally, the Master Fund’s allocable share of such fund’s operating expense could increase, thus negatively impacting the Master Fund’s performance.

Duplicative Transaction Costs

Investment decisions of the Investment Funds are generally made by their Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Master Fund could indirectly incur transaction costs without accomplishing any net investment result.

Investment Managers Invest Independently

The Investment Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Managers do, in fact, hold such positions, the Master Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Investment Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Investment Manager may receive incentive compensation in respect of its portfolio for a period even though the Master Fund’s NAV may have decreased during such period. Furthermore, it is possible that from time to time, various Investment Managers selected by the Adviser may be competing with each other for the same positions in one or more markets.

Turnover

The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Master Fund will have no control over this turnover. In addition, the withdrawal of the Master Fund from an Investment Fund could involve expenses to the Master Fund under the terms of the Master Fund’s investment with that Investment Fund.

Affiliate Funds

The Master Fund may invest in Investment Funds sponsored, managed or co-managed by certain affiliates, subject to obtaining required exemptive relief from the SEC and an affirmative vote of a majority of the Independent Trustees. Such an investment may create a conflict of interest between the Master Fund and the Related Party that has sponsored or is managing or co-managing such Investment Fund. The Independent Trustees will review, among other things, such conflicts of interest in determining whether to approve such investment. However, the Adviser reserves the right to manage certain portions of the Master Fund’s portfolio directly where it has a specific competency do so.

Inability to Vote

The Master Fund typically may determine to limit its investment position in an Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities, absent reliance on an exemptive rule or position under the Investment Company Act. The Master Fund may determine to purchase non-voting securities in, or contractually waive or limit its voting interest in, certain Investment Funds (for example, to facilitate investments in smaller Investment Funds determined attractive by the Adviser) in order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions. Although the Adviser does not expect that a significant number of waivers of voting rights will be undertaken, the Adviser may, under a policy adopted by the Board, waive certain voting rights in certain instances, subject to reporting to the Board, which waiver would allow the Fund, as well as potentially other clients of the Adviser, to invest in the same Investment Funds or to make larger investments in those Investment Funds. To the extent the Master Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of an Investment Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including potentially matters adverse to the Funds’ interests. Such waivers potentially could have an adverse impact on the Master Fund. Although the Master Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. The Master Fund could nevertheless be deemed in some circumstances to be an affiliated person of an Investment Fund and therefore subject to certain Investment Company Act prohibitions with respect to affiliated transactions.

Waiver of Voting

Although the Adviser does not expect that a significant number of waivers of voting rights will be undertaken, the Adviser may, under a policy adopted by the Board, waive certain voting rights in certain instances, subject to reporting to the Board. Waiving such rights may allow the Master Fund to make an additional investment in an Investment Fund that could be deemed a portfolio affiliate of the Master Fund, in the absence of a waiver, where such investment in such Investment Fund is determined to be desirable and in the best interests of the Funds. A waiver could allow an additional investment where it was determined that an existing investment in the same fund by a Master Fund affiliate could otherwise prevent such an investment. Any waiver may be undertaken as an irrevocable contractual agreement to waive or limit the Master Fund’s ability to vote with regard to the election or removal of Investment Fund directors (or their equivalent).

Investment Managers May Have Limited Capacity to Manage Additional Fund Investments

Certain Investment Managers’ trading approaches presently can accommodate only a certain amount of capital. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Investment Manager has the right, in consultation with the Adviser, to refuse to manage some or all of the Master Fund’s assets that the Adviser may wish to allocate to such Investment Manager. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from the Master Fund, continued sales of Shares to others would dilute the indirect participation of existing Shareholders with such Investment Manager.

Limitations on Ability to Invest in Investment Funds

In the event that the Master Fund is able to make investments in Investment Funds (including RICs) only at certain times, the Master Fund may invest any portion of its assets that is not invested in Investment Funds in short-term debt securities or money market securities pending investment in Investment Funds. During the time that the Master Fund’s assets are not invested in Investment Funds, that portion of the Master Fund’s assets will not be used to pursue the investment objective of the Master Fund and the Funds. In addition, for temporary defensive or operational reasons, at times the Adviser may vary the investment allocations in the Master Fund by adjusting the allocation to cash or cash equivalents rather than being fully invested in Investment Funds.

Indemnification of Investment Funds and Investment Managers

The Master Fund may agree to indemnify certain of the Investment Funds and the Investment Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer or sale of Shares.

INVESTMENT RELATED RISKS

This section discusses the types of investments that are expected to be made by the Investment Funds (or potentially by the Master Fund directly) and the principal risks associated with such investments. In general, these principal risks exist whether the investment is made by an Investment Fund or by the Master Fund directly and therefore for convenience purposes, the description of such risks in terms of an Investment Fund is intended to include the same risks for investments made directly by the Master Fund. It is possible that an Investment Fund or the Master Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of an Investment Manager.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any Investment Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

Leverage

The Master Fund may use leverage to pay operating expenses, to repurchase Shares or pay dividends/distributions (while awaiting proceeds from redemptions in underlying Investment Funds) and for certain other purposes including general investment and working capital purposes. A Fund also may borrow to the extent permitted by its fundamental policy on borrowing. In addition, certain Investment Funds may utilize leverage in their investment programs. Such leverage may take the form of loans for borrowed money, trading on margin or other forms of direct and indirect borrowings, or derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged. The utilization of leverage will increase the volatility of the Master Fund’s investments. In addition, certain of the Investment Funds may buy and sell securities on margin and otherwise utilize leverage, further increasing the volatility of the Master Fund’s investments. The use of leverage by the Master Fund or the Investment Funds can substantially increase the adverse impact of risks to which an investment in the Funds may be subject. Trading securities on margin results in interest charges and, depending on the amount of trading activity, such charges could be substantial. The level of interest rates generally, and the rates at which the Master Fund and the Investment Funds can borrow in particular, can affect the operating results of the Funds. The low margin deposits normally required in futures and forward trading permit a high degree of leverage; accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. Such a high degree of leverage necessarily entails a high degree of risk.

The rights of any lenders to the Funds, the Master Fund or the Investment Funds to receive payments of interest or repayments of principal will likely be senior to those of the Shareholders or the investors in the Master Fund or such Investment Funds, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Funds, the Master Fund or the Investment Funds, including the ability to make distributions or to repurchase Shares.

Highly Volatile Markets

The prices of an Investment Fund’s investments, and therefore the NAVs of the Funds’ Shares, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which an Investment Fund or the Master Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., Investment Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Equity and Equity-Related Instruments

Investment Funds and the Master Fund may invest long and short in equities and equity-related instruments in their investment programs. Stocks, options and other equity-related instruments may be subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, equity-related instruments can involve significant economic leverage and may, in some cases, involve significant risk of loss. “Equity securities” may include common stocks, preferred stocks, interests in real estate investment trusts (“REITs”), convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures or limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks and other securities and instruments that an Investment Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The volatility of equity securities means that the value of an investment in the Funds may increase or decrease. Certain types of equity securities, such as interests in Real Estate Investment Trusts or REITs, carry specific risks to which an Investment Fund may be subject to the extent it invests in REITs. Specifically, an Investment Fund investing in REITs will be subject, in addition to securities market risks, to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that can destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Investment funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments. Another type of equity security with specific risks are those issued by companies within the energy or natural resources industries. The production and marketing of commodities, energy and natural resources may be affected by actions and changes in governments. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets, as well as changes in demand due to international economic conditions. In addition, some such companies may also be subject to the risks of mining and oil drilling, and the risks of other hazards, such as fire, drought, and increased regulatory and environmental costs.

Short Selling

Investment Funds and the Master Fund may engage in short selling. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in securities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. In addition, regulation modifying, preventing and/or limiting short sales may adversely affect the ability of certain Investment Funds, the Master Fund or the Funds to meet their objectives.

Fixed Income Securities

Investment Funds and the Master Fund may invest in fixed income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal bonds; and mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). In addition, MBS and ABS may also be subject to call risk and extension risk. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans. In addition, substantial defaults on underlying mortgages or other assets may occur, and the risks of such defaults have increased due to recent and continuing economic turmoil.

Fixed Income Risk

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis beginning in 2007. Such investments include collateralized debt obligations (“CDOs”), high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007, and certain investments have remained illiquid or relatively illiquid. General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAVs of the Master Fund and the Funds.

High Yield Debt; Distressed Debt

High yield bonds (commonly known as “junk bonds”), distressed debt instruments and other lower-rated (or similar but unrated) debt securities (collectively referred to here as “high yield debt”) in which Investment Funds and the Master Fund may invest will typically be junior to the obligations of companies to senior creditors, trade creditors and employees. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic, financial, competitive, regulatory or other conditions may impair the ability of the issuer to make payments of principal and interest. High yield debt securities have historically experienced greater default rates than investment grade securities. The ability of holders of high yield debt to influence a company’s affairs, especially during periods of financial distress or following insolvency, will be substantially less than that of senior creditors.

Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of high-yield debt securities to make principal and interests payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of high-yield debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities, and thus less liquid because, among other reasons, certain investors, due to their investment mandates, are precluded from owning such securities.

As with other investments, there may not be a liquid market for certain high yield debt, which could result in an Investment Fund being unable to sell such securities for an extended period of time, if at all. In addition, as with other types of investments, the market for high yield debt has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation as well as turbulence in the financial services industry has resulted in there being fewer market makers for high yield debt, which may result in further risk of illiquidity and volatility with respect to high yield debt, and this trend may continue in the future.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of creditors may apply to indebtedness in which the Investment Funds and the Master Fund invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S.

federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer: (i) was insolvent; (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital; or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which an Investment Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Fund to which such payments were made.

The Funds and the Master Fund do not anticipate that the Investment Funds will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, that the Investment Fund or any lending institution or other party from which the Investment Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Investment Fund.

Indebtedness consisting of obligations of foreign issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Foreign Investments

Investment Funds and the Master Fund may invest in securities of foreign issuers and the governments of foreign countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Investment Funds’ investment opportunities. In addition, because foreign entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a foreign company than a U.S. company. There also is less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S. With respect to certain countries there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Investment Funds’ investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. An Investment Fund’s investment in foreign countries may also be subject to withholding or other taxes, which may be significant and may reduce the Investment Fund’s returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of foreign governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which the sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Investment in Emerging Markets

Investment Funds and the Master Fund may invest in securities of companies based in emerging markets or issued by the governments of such countries. Securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization or expropriation, may be heightened. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by Investment Funds. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country may also present considerable risks. The small size of securities markets in such countries and the low volume of trading may result in a lack of liquidity and in substantially greater price volatility. Many emerging market countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations and fluctuations in the rate of exchange between currencies and costs associated with currency conversion have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. In addition, accounting and financial reporting standards that prevail in certain of such countries are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in such countries.

Foreign Currency Transactions and Exchange Rate Risk

Investment Funds and the Master Fund may invest in equity and equity-related securities denominated in foreign currencies and in other financial instruments, the price of which is determined with reference to such currencies. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns. The Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investment Funds to hedge against currency fluctuations, but the Investment Funds are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

Money Market and Other Liquid Investments

Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their Investment Managers deem appropriate under the circumstances. From time to time, the Master Fund also may invest in these instruments. Money market instruments are short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Master Fund may be prevented from achieving its objective during any period in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Restricted and Illiquid Investments

Investment Funds and the Master Fund may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. There is no limit to the percentage of an Investment Fund’s net assets that may be invested in illiquid securities. Positions in restricted or non-publicly traded securities, securities on foreign exchanges and certain futures contracts may be illiquid because certain exchanges limit fluctuations in certain securities and futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular security or futures contract has increased or decreased by an amount equal to the daily limit, positions in that security or contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This constraint could prevent the Investment Funds from promptly liquidating unfavorable positions and subject the Master Fund, and therefore the Funds, to substantial losses. This could also impair the Funds’ ability to repurchase Shares in a timely manner.

Convergence Risk

The Master Fund may invest in Investment Funds whose Investment Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Master Fund, and therefore the Funds, may incur significant losses.

Corporate Event Risks

Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Investment Funds or that the Investment Funds will not incur substantial losses.

Issuer Risks

The issuers of securities acquired by Investment Funds will sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Investment Funds may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment Fund as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Small and Mid-Capitalization Companies

Investment Funds and the Master Fund may invest in securities of small capitalization companies, mid-capitalization companies and recently organized companies and, conversely, the Investment Funds may establish significant short positions in such securities. Historically, such securities, and particularly securities of smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Investment Funds or entities in which the Investment Funds invest may be required to dispose of such securities or cover a short position over a longer (and potentially less favorable) period of time than is required to dispose of or cover a short position with respect to the securities of larger, more established companies. Investments in small capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

Additionally, transaction costs for these types of investments can be higher than those of larger capitalization companies.

Exchange Traded Funds

The Master Fund and Investment Funds may purchase and sell shares of exchange traded funds (“ETFs”), which are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market or to hedge other investments. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs also have management fees that increase their costs. As a shareholder of an ETF directly, the Master Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees. Similarly, an Investment Fund investing in ETFs also would bear its pro rata portion of the ETF’s expenses, including advisory fees, which the Master Fund indirectly would bear by investing in the Investment Fund. These expenses would be in addition to the fees and other expenses that the Fund or Investment Fund bears directly in connection with its own operations.

Purchasing Securities in Initial Public Offerings

Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited or no operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

Risks Associated with Derivative Instruments Generally

Investment Funds and the Master Fund may invest in, or enter into transactions involving, derivative instruments. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of derivatives include, but are not limited to, futures contracts, options contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date.

An Investment Fund’s or the Master Fund’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Investment Fund’s portfolio as a whole. Derivatives permit an Investment Fund or the Master Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund or Master Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Investment Fund’s or the Master Fund’s performance. If an Investment Fund or the Master Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s or Master Fund’s return or result in a loss. An Investment Fund or the Master Fund also could experience losses if derivatives are poorly correlated with its other investments, or if an Investment Fund or the Master Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

If the other party to a derivative (“Counterparty”) defaults, an Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive. If a derivative contract calls for payments by the Investment Fund, it must be prepared to make such payments when due. In addition, if the Counterparty’s creditworthiness declined, the value of a derivative contract would be likely to decline, potentially resulting in losses to the Investment Fund. Recent economic events have increased the potential for, and thus risk involved with, Counterparty creditworthiness.

The Master Fund’s or the Investment Funds’ engagement in these transactions involves risk of loss to the Master Fund that could materially adversely affect the value of the Master Fund’s and the Funds’ respective net assets. No assurance can be given that a liquid market will exist for any particular derivative contract at any particular time.

The successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Forward Contracts

Investment Funds and the Master Fund may enter into forward contracts, which involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Investment Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Investment Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Manager of an Investment Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between an Investment Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund’s investment objective, such as when an Investment Fund’s Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s portfolio. There is no requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by an Investment Manager due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Manager would otherwise recommend, to the possible detriment of an Investment Fund. Market illiquidity or disruption could result in major losses to an Investment Fund. In addition, Investment Funds and/or the Master Fund will be exposed to credit risks with regard to counterparties with whom they trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Investment Fund, the Master Fund and the Funds.

Swap Agreements

Investment Funds and the Master Fund may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Investment Funds’ exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if an Investment Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Master Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund’s portfolio.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap (“Counterparty”) defaults, an Investment

Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive. If a swap agreement calls for payments by the Investment Fund, it must be prepared to make such payments when due. In addition, if the Counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Investment Fund. Recent economic events have increased the potential for, and thus risk involved with, Counterparty creditworthiness.

Structured Securities

Investment Funds and the Master Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

Investment Funds and the Master Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, an Investment Fund or the Master Fund will usually have a contractual relationship only with the Counterparty of the derivative, and not with the issuer of the indebtedness. An Investment Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. An Investment Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the Counterparty to the derivative, the Investment Fund will be treated as a general creditor of such Counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Investment Fund will be subject to the credit risk of the Counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one Counterparty subject the Investment Fund, and/or the Master Fund, to an additional degree of risk with respect to defaults by such Counterparty as well as by the issuer of the underlying indebtedness.

Failure of the Investment Funds’ Counterparties, Brokers and Exchanges

Investment Funds and the Master Fund will be exposed to the credit risk of the Counterparties with which, or the brokers, dealers and exchanges through which, they deal, whether they engage in exchange-traded or off-exchange transactions. An Investment Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Investment Fund, or the bankruptcy of an exchange clearing house. Although the Commodity Exchange Act requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker’s bankruptcy or insolvency. The Investment Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Investment Fund may be required to post margin for its foreign exchange transactions either with their broker or other foreign exchange dealers who are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer’s books and records in the name of the Investment Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer’s account, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, the Investment Fund might recover, even in respect of property specifically traceable to the Investment Fund, only a pro rata share of all property available for distribution to all of such broker’s or dealer’s customers.

Many of the markets in which the Investment Funds or the Master Fund effects their transactions are “over-the-counter” or “interdealer” markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. To the extent that an Investment Fund invests in swaps, derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two Counterparties generally do not benefit from these protections, which in turn may subject an Investment Fund to the risk that a Counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “Counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Investment Funds to transact business with any one or any number of Counterparties, the lack of any independent evaluation of the Counterparties’ financial capabilities or their creditworthiness, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Master Fund and, therefore, the Funds.

In addition, certain of the Investment Funds may engage in direct or indirect trading of securities, currencies, forward contracts, options, swaps and repurchase agreements on a principal basis. As such, an Investment Fund and/or the Investment Managers as transferee or Counterparty could experience both delays in liquidating the underlying security, future or other investment and losses, including: (a) the risk of the inability or refusal to perform with respect to such transactions on the part of the principals with which the Investment Fund trades; (b) possible decline in the value of any collateral during the period in which the Investment Fund seeks to enforce its rights with respect to such collateral; (c) possible subnormal levels of income and lack of access to income during such period; (d) expenses of enforcing its rights; and (e) legal uncertainty concerning the enforceability of certain rights under swap agreements and possible lack of priority against collateral posted under the swap agreements. Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject the Investment Fund, and in turn the Master Fund and the Funds, to substantial losses. The Investment Fund will not be excused from performance on any such transactions due to the default of third parties in respect of other trades which in the Investment Fund’s trading strategies were to have substantially offset such contracts.

Convertible Securities Risk

Certain Investment Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Investment Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Arbitrage Strategies Risk

Certain Investment Funds may invest in various arbitrage strategies, including convertible arbitrage, merger/event-driven arbitrage, fixed income arbitrage, volatility arbitrage and statistical arbitrage. Arbitrage investment typically seeks to take advantage of temporary perceived inefficiencies in the pricing of certain assets. Through research and analysis, arbitrage investors seek to find investment opportunities that have not been deemed to be viable by other investors. Such investments may be available only cyclically or not at all. Furthermore, if assumptions used in the research and analysis of the arbitrage investment are incorrect or if the model used to evaluate arbitrage investments is flawed, arbitrage strategies may be unsuccessful.

Global Macro Investing Risk

Investment Managers using Global Macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. Such strategies rely on the use of, among other things, currency and derivative markets, each of which bear their own risks, as well as certain assumptions about global macro-economic trends. There can be no assurance that such macro-economic assumptions will prove to be correct.

Managed Futures and Commodities Trading Advisors (CTAs) Risk

Certain Investment Funds may be structured as managed futures funds, or CTA funds. These funds typically use futures contracts to go long or short in an underlying commodity, equity index or interest rate, among other things. Most managed futures funds or CTAs use programmatic trading strategies that are created using computer models and simulators. Commodities in particular can exhibit extreme volatility from time to time. These strategies entail several risks, including but not limited to, the leverage inherent in futures contracts, a risk that is potentially magnified by the high levels of volatility of certain commodities underlying some futures contracts, the risk that a programmatic trading model that worked in the past may not work in the current or future market environment, regulatory risks regarding margin maintenance requirements, and operational and execution risks in the implementation of the models.

Investment Funds’ Investment Strategies

Investment Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Investment Funds’ performance, risk levels, and/or market correlation. There can be no assurance that any Investment Manager will have success in achieving any goal related to such practices. The Investment Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

The success of an Investment Manager’s trading activities will depend on, among other things, the Investment Manager’s ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by an Investment Manager involve a high degree of uncertainty. No assurance can be given that the Investment Managers will be able to locate suitable investment opportunities in which to deploy all their capital. A reduction in the volatility and pricing inefficiency of the markets in which an Investment Manager may seek to invest, as well as other market factors, will reduce the scope for an Investment Manager’s investment strategies.

Limits of Risk Disclosure

The above discussions relating to various principal risks associated with the Master Fund, the Funds, Shares, and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Funds. Prospective investors should read this entire Prospectus and should consult with their own advisers before deciding whether to invest in the Funds. In addition, as the Master Fund’s or the Funds’ investment program or market conditions change or develop over time, an investment in the Funds may be subject to risk factors not currently contemplated or described in this Prospectus.

IN VIEW OF THE RISKS NOTED ABOVE, THE FUNDS SHOULD BE CONSIDERED LONG-TERM AND ILLIQUID INVESTMENTS AND INVESTORS SHOULD INVEST IN THE FUNDS ONLY IF THEY CAN MEET THEIR FORESEEABLE LIQUIDITY NEEDS WITH RESOURCES OUTSIDE OF AN INVESTMENT IN THE FUNDS.

NO GUARANTEE OR REPRESENTATION IS MADE THAT THE INVESTMENT PROGRAM OF THE FUNDS, THE MASTER FUND OR ANY INVESTMENT FUND WILL BE SUCCESSFUL, THAT THE VARIOUS INVESTMENT FUNDS SELECTED WILL PRODUCE POSITIVE RETURNS OR THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE.

MANAGEMENT OF THE FUND

The Board of Trustees

Each Fund’s Board of Trustees has overall responsibility for the management and supervision of the business operations of the Funds and monitoring and overseeing the Funds’ investment program. A majority of the Trustees are Independent Trustees. To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, any person, including without limitation, the officers of a Fund, the Adviser or any committee of the Board.

The Adviser

 Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Funds, the Adviser is responsible for the management and operation of the Funds and the selection of the Investment Funds and Investment Managers with which the Funds indirectly invest their assets pursuant to the Investment Management Agreement (as defined below). The Adviser also serves as investment adviser to the Master Fund pursuant to an investment management agreement.

 The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and has its principal offices at 4265 San Felipe, Suite 800, Houston, Texas 77027. The Adviser, which is a Texas limited partnership, is owned by Salient Partners, L.P. (“Salient”), a Houston-based investment firm that advises or consults on over $7.8 billion in assets as of December 31, 2009. The Adviser’s Investment Committee members responsible for management, selection and oversight of the Funds are experienced and educated investment professionals with a long performance record in alternative investments. They have evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments and maintain a strong network within the alternative investment community as a result of their experience. The Adviser and its personnel maintain relationships with a large number of Investment Managers. The Adviser believes that, among other things, as a result of these contacts the Funds should have access to a large number of Investment Funds from which to select. The Investment Committee is comprised of

John A. Blaisdell, Andrew B. Linbeck, Jeremy L. Radcliffe and A. Haag Sherman. The person who will have day-to-day investment oversight responsibility for the Funds is Jeremy L. Radcliffe. The Adviser’s investment professionals will devote such time to the ongoing operations of each Fund as they deem appropriate in order to implement and monitor their investment program.

  The personnel of the Adviser who have primary responsibility for management of the Funds are:

John A. Blaisdell (Managing Director) - John A. Blaisdell is a Managing Director of Salient where he provides client services to many of Salient’s major accounts. Prior to joining Salient in 2002, Mr. Blaisdell served as Chief Executive Officer of Wincrest Ventures, LP (“Wincrest”), a private investment holding company for a high-net-worth Texas family from 1997 to 2002. At Wincrest, he developed and managed large portfolios broadly diversified across a range of asset classes, executed several large private equity transactions, and served in various financial and wealth advisory capacities. Prior to joining Wincrest, Mr. Blaisdell was a partner, President and COO of Leisure Management International (“LMI”) for seven years. Under his leadership, LMI grew to become one of the industry leaders in the management of sports and entertainment facilities around the world. Mr. Blaisdell has served on the Board of Directors of many public, private and charitable organizations in Florida, Texas, and New Mexico. Mr. Blaisdell received a B.S. from Barry University in 1983 and an M.B.A. from the University of Miami in 1987.

Andrew B. Linbeck (Managing Director) - Andrew B. Linbeck is a Managing Director of Salient, where he provides client services for Salient’s major accounts. Prior to forming Salient Partners in 2002, Mr. Linbeck was a partner and executive officer of The Redstone Companies, L.P., a Houston based investment firm, and certain affiliates thereof (collectively “Redstone”) from 1998 through 2002. Prior thereto, Mr. Linbeck served as an Executive Vice President for PaineWebber, Inc. from 1994 to 1998. He began his career in the financial services industry in 1987 at Kidder, Peabody & Co. He serves on the boards of and is an advisor to several non-profit organizations. Mr. Linbeck received a B.A. from the University of Notre Dame in South Bend, Indiana in 1987, and later graduated from the Executive Management Program at the Jones School of Business at Rice University in 1994.

Jeremy L. Radcliffe (Managing Director) - Jeremy L. Radcliffe has day-to-day investment oversight responsibility for the Funds and the Master Fund. He is also a Managing Director of Salient, where his primary responsibility is managing the daily operations of the firm’s investments division. Prior to forming Salient in 2002, he was a partner and managed certain of the private equity investments of Redstone from 1998 to 2002. A native Houstonian, Mr. Radcliffe is a magna cum laude graduate of Princeton University (1996), where he earned an A.B. in Classics while specializing in Latin as well as Roman history and architecture.

A. Haag Sherman (Managing Director) - A. Haag Sherman is a Managing Director of Salient, where he oversees the investment group, focuses on developing investment programs and manages retail distribution of Salient’s investment programs. Prior to co-founding Salient Partners in 2002, Mr. Sherman was a partner and executive officer of Redstone where he focused on private equity investments and alternative investments, from 1998 through 2002. From 1996 to 1998, Mr. Sherman was employed at PaineWebber, Inc., ultimately as a part of its Redstone Consulting wealth advisory group. Mr. Sherman began his career in the audit department of Price Waterhouse and, after law school, practiced law in the Houston office of Akin, Gump, Strauss, Hauer & Feld, LLP, where he specialized in mergers and acquisitions and corporate securities transactions. Mr. Sherman is an honors graduate of the University of Texas School of Law (J.D., 1992) and a cum laude graduate of Baylor University (BBA in Accounting and Economics, 1988) and is also a CPA and a member of the State Bar of Texas.

  The Adviser and certain other entities controlled by Salient manage investment programs that are similar to that of the Funds, and the Adviser and/or Salient in the future may serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the Funds’. See “CONFLICTS OF INTEREST.”

  The SAI provides additional information about the Investment Committee members’ and portfolio manager’s compensation, other accounts they manage and their ownership of Shares in the Funds. A discussion of the factors considered by the Trustees when approving the Investment Management Agreement will be contained in the shareholder report of the Funds and the Master Fund covering the six-month period during which any such approval occurred.

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, each of the Funds and the Master Fund will pay the Adviser an Investment Management Fee, accrued monthly and payable quarterly in arrears, equal to 0.75% on an annualized basis of the Master Fund’s average net assets as of each month-end. In the case of a partial month, the Investment Management Fee is based on the number of days during the month in which the Adviser invested Fund or Master Fund assets. The Investment Management Fee is paid to the Adviser out of the assets of the

Master Fund and will decrease the net profits or increase the net losses of the Master Fund. The Investment Management Fee is computed as a percentage of the average net assets of the Master Fund, valued based on the net assets of the Master Fund as of the last business day of each month, and is due and payable in arrears within five business days after the end of the quarter. Net assets mean the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund.

So long as the Funds invest all of their investable assets in the Master Fund, the Funds will not directly pay the Adviser an investment management fee; however, each Fund’s Shareholders bear an indirect share of the Investment Management Fee through a Fund’s investment in the Master Fund.

ADMINISTRATION

Administrator

Citi Fund Services Ohio, Inc. serves as the Independent Administrator of the Funds and the Master Fund and has the responsibility for providing administrative services, including dividend reinvestment administration and transfer agent services, and for assisting the Funds and the Master Fund with their operational needs, pursuant to the Administration Agreement. In consideration for these services, each Fund bears its share of the Independent Administrator’s monthly Administration Fee, which is based on the month-end net assets of the Master Fund. In addition, the Independent Administrator charges a fee for legal, transfer agency, compliance, and certain other services, and is entitled to reimbursement of certain expenses. The SAI provides additional information about the Administrator.

Servicing Agent

The Adviser also acts as Servicing Agent to the Funds, providing or procuring certain Shareholder servicing and administrative assistance. Shareholder servicing entails the provision of personal, continuing services to investors in the Funds and administrative assistance. The Servicing Agent may, in turn, retain certain parties to act as sub-servicing and sub-administrative servicing agents to assist with investor servicing and administration. The Funds compensate the Servicing Agent for providing or procuring these services and, when the Servicing Agent employs sub-servicing and sub-administrative servicing agents, the Servicing Agent compensates such sub- agents out of its own resources.

In consideration for Shareholder services and administrative assistance, the Funds pay the Adviser, as Servicing Agent, the quarterly Servicing Fee for the SAR Fund and Administrative Servicing Fee for the Institutional Fund based on the average month-end net assets of each Fund over the course of the applicable quarter. For the SAR Fund, the Servicing Fee equals 1.00% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. For the Institutional Fund, the Administrative Servicing Fee equals 0.25% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. The Administrative Servicing Agent may engage one or more Sub-Servicing Agents or Sub-Administrative Servicing Agents, for the SAR Fund and the Institutional Fund, respectively, to provide some or all of the services. Compensation to any Sub-Servicing or Sub-Administrative Servicing Agent is paid by the Adviser as Servicing Agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Servicing or Sub-Administrative Servicing Agents.

 The Servicing Agent of the Funds has responsibility for Shareholder services and administrative assistance that may include, but shall not be limited to, the provision of personal, continuing services to Shareholders; establishment of Shareholder accounts; Shareholder balance maintenance activity, such as communicating periodically with Shareholders and providing information about the Funds, Shares, and repurchase offers for Shares; handling correspondence from Shareholders about their accounts; maintaining account records; receiving, aggregating and processing purchase and repurchase transactions; providing and keeping retirement plan records; acting as the sole Shareholder of record and nominee for Shareholders; providing beneficial owners with account statements; processing dividend payments; issuing reports to Shareholders and transaction confirmations; providing or procuring accounting services for the Funds and Shareholder accounts; providing sub-accounting services for Shares held beneficially; forwarding Shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; general account administration activities; administering Board, committee and Shareholder meetings; preparing meeting minutes upon request; administering tender offers, including preparation of filings; assisting the Master Fund’s Valuation Committee upon request; maintaining Fund records; coordinating regulatory and other filings by the Funds; administering Shareholder application review; administering compulsory redemptions, if any; and providing such other administration services as the Funds may request from time to time.

Servicing Agent Payments

The Adviser or its affiliates also may pay from their own resources additional compensation to the Selling Agents or RIAs in connection with placement of Shares or servicing of Shareholders. These arrangements may result in receipt by the Selling Agents and their personnel (who themselves may receive all or a substantial part of the relevant payments) or RIAs of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his or her Intermediary or RIA directly. Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view a Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

FUND EXPENSES

The Funds and the Master Fund pay all of their expenses other than those that the Adviser or an affiliate of the Adviser assumes, if any. The Funds’ fees and expenses will decrease the returns of the Funds. The SAI provides additional information about the Funds’ expenses.

Each Fund’s offering expenses, which are separate from and in addition to those fees previously discussed and which include among other expenses, the cost of preparing this Prospectus and the SAI, will be amortized over a period of twelve months or less upon commencement of operations, subject to the Funds’ Expense Limitation Agreement.

 The Investment Funds will incur various fees and expenses in connection with their operations. In addition, the Master Fund will pay management and incentive or performance based fees to the Investment Funds, which effectively reduce the investment returns of the Investment Funds and thus the returns of the Master Fund. These expenses and fees are in addition to those incurred by the Funds and the Master Fund directly.

In the Expense Limitation Agreement, the Adviser has contractually agreed to limit the total annualized operating expenses of a Fund, including expenses allocated from the Master Fund (exclusive of borrowing and investment-related costs), to 2.5% for the SAR Fund and 2% for the Institutional Fund, through January 31, 2011.

THE FUNDS AND THE MASTER FUND

Each Fund is a newly created Delaware statutory trust, registered under the Investment Company Act and classified as a non-diversified, closed-end management investment company. Each Fund invests substantially all of its investable assets in the Master Fund. The Master Fund also is a Delaware statutory trust registered under the Investment Company Act and classified as a non-diversified, closed-end management investment company. Each Fund was organized on January 6, 2010. The Master Fund was organized on January 6, 2010, and is the successor to an unregistered investment vehicle that commenced operations on January 1, 2009. The address of the Funds, the Master Fund and Adviser is 4265 San Felipe, Suite 800, Houston, Texas 77027 and the telephone number at such address is: 1-800-725-9456.

Related Performance

Appendix A contains performance information for the Master Fund since its commencement of operations as an investment company registered under the Investment Company Act, adjusted for the estimated expenses of the Funds. For the period prior to the Master Fund’s registration, the Appendix also shows the performance, adjusted for the estimated expenses of the Funds, of a private fund that was the Master Fund’s predecessor. The Master Fund’s predecessor, which commenced investment operations on January 1, 2009, was managed by the Adviser with the same Investment Committee and operated with substantially the same investment objectives, policies and strategies as the Master Fund. Prospective investors should carefully read the disclosure, including notes, that accompanies the investment performance data and charts in the Appendix. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

USE OF PROCEEDS

 The Adviser anticipates that the proceeds to each Feeder Fund that are invested in the Master Fund will be fully invested in accordance with the Funds’ investment objectives and policies as soon as practicable after receipt but, in no event, under normal market conditions, later than three months following receipt. There are a number of factors that might cause a delay in the investment of Fund proceeds, including but not limited to, a lack of or a limited number of attractive investment opportunities and delays of the closing dates of Investment Funds to which the Master Fund has subscribed or plans to subscribe. Significant delays that hinder the ability of the Adviser to invest the Funds’ assets could have an adverse effect on the Funds’ performance.

VOTING

 Each Fund’s Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of a Fund’s business, and may not act for or bind a Fund.

CONFLICTS OF INTEREST

The investment activities of the Adviser and its affiliates, directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the Funds, Shareholders and the Master Fund. The Adviser and other Related Parties provide other investment management services to other funds and discretionary managed accounts that follow investment programs, certain aspects of which are similar to certain aspects of the Funds’ investment program or replicate certain Asset Classes within the Funds’ investment program. The Adviser and other Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds or Shareholders. The trading activities of the Related Parties are carried out without references to positions held directly or indirectly by the Funds. In addition and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use Investment Managers or Investment Funds that are either already a part of the Master Fund’s portfolio or that may be appropriate for investment by the Master Fund. In some cases, these Investment Funds may be capacity constrained. The Related Parties are under no obligation to provide the Master Fund with capacity with respect to these Investment Funds and, accordingly, the Master Fund may not have exposure or may have reduced exposure with respect to these Investment Funds. The Master Fund’s and the Funds’ operations may give rise to other conflicts of interest that could disadvantage the Fund and Shareholders.

Salient provides wealth management and advisory services to its clientele. As a result, the Related Parties and their respective affiliates, directors, partners, trustees, managers, members, officers and employees, including those who may be involved in the investment activities and business operations of the Funds and the Master Fund, are engaged in businesses, and have interests, other than that of managing the Funds and the Master Fund. These are considerations of which investors in the Funds should be aware, and which may cause conflicts that could disadvantage the Funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be purchased or sold by the Master Fund. Present and future activities of the Related Parties may give rise to additional conflicts of interest. In acquiring Shares, a Shareholder is deemed to have acknowledged and assented to the existence of potential conflicts of interest relating to the Related Parties and to the Funds’ and the Master Fund’s operating in the face of these conflicts.

Certain of the Related Parties may participate in the fixed income, equity and other markets in which the Fund and Master Fund directly or indirectly invests. In addition, certain of the Related Parties could engage as investors, advisers, agents and principals, in relation to certain of the same securities, issuers, currencies and other instruments in which the assets of the Funds (through the Master Fund or the Investment Funds) may be invested, and these activities may have a negative effect on the Funds.

Certain of the Related Parties may give advice, and take action, with respect to any of their clients or proprietary or other accounts, that may conflict with the advice given to the Funds, or may involve a different timing or nature of action taken than with respect to the Funds. Such transactions, whether in respect of proprietary accounts, customer accounts other than those advised by the Adviser, or certain other accounts that are advised by the Adviser, may affect the prices and availability of the securities, currencies and other instruments in which the Funds (directly or indirectly through the Master Fund and the Investment Funds) may invest. In addition, accounts or funds managed by the Related Parties may compete with the Funds (directly or indirectly through the Master Fund and the Investment Funds) for investment opportunities. As a result, transactions for the Funds (directly or indirectly through the Master Fund and the Investment Funds) may be effected at prices or rates that may be less favorable than would have been the case absent such conflicts, and the Fund may be negatively affected. The results of the investment activities of the Funds may differ significantly from the results achieved by Related Parties for accounts or accounts managed by them and from the results achieved by the Adviser for other advised accounts. This may have a negative effect on the Funds.

Subject to applicable regulatory requirements, the Funds may invest (directly or indirectly through the Master Fund and the Investment Funds) in securities of companies affiliated with the Related Parties or in which certain of the Related Parties have an equity or participation interest. The purchase, holding and sale of such investments by the Funds (directly or indirectly through the Master Fund and the Investment Funds) may enhance the profitability of the Related Parties’ own investments in such companies.

Certain of the Related Parties may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and conduct other activities that may cause the same types of conflicts as those conflicts described herein applicable to the proprietary, management, advisory and other activities of Related Parties. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Adviser that are the same, different from or made at different times than positions taken for the Funds and the Master Fund or an Investment Fund in which the Funds participate. In connection with the above, each of the Funds and the Adviser has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Rule 17j-1 under the Investment Company Act and regulations thereunder that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. See “CODES OF ETHICS” below.

Accounts or investment funds managed or advised by Related Parties (including those managed by the Adviser) may have investment objectives that are similar to those of the Funds and/or may engage in transactions in the same types of securities, currencies and instruments as the Funds, and from which the Adviser or the Related Parties may receive more or less compensation for its services than the Adviser receives from the Funds. As a result, Related Parties and accounts or funds which Related Parties may manage or advise (including, without limitation, those funds discussed in greater detail below), or in which Related Parties and its personnel may have a proprietary interest, may compete with the Funds for appropriate investment opportunities. For example, Investment Managers may limit the number of investors in or size of an Investment Fund or the amount of assets and accounts that they will manage. The allocation of such opportunities among Related Parties’ funds and accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the applicable funds and accounts and their expected future sizes, the expected future capacity of the applicable Investment Funds, the funds available for allocation at any given time and the investment objectives of the Funds and such other funds and accounts. Allocation of investment opportunities among the Funds and other funds and accounts will be made by the Adviser or by Related Parties in their capacities as the managers of such funds and accounts in a reasonable and equitable manner, as determined by them in their sole discretion. The disposition of any such investments is subject to the same conditions. The Related Parties are not under an obligation to share investment opportunities, ideas or strategies with the Funds. The Related Parties may keep any profits, commissions, and fees accruing to them in connection with its activities (including activities described in this “CONFLICTS OF INTEREST” section and its other activities) for themselves and their clients, and the fees or allocations from the Funds will not be reduced thereby.

Subject to applicable regulatory requirements, Related Parties from time to time may invest proprietary or client capital with investment advisers, including Investment Managers selected by the Funds, and may also invest in Investment Funds in which the Funds invests on terms different than the interest held by the Funds. In addition, Related Parties may have other business relationships with such Investment Managers. Related Parties may seek to perform financial services for, and will receive compensation from, Investment Funds, the sponsors of Investment Funds, companies in which Investment Funds invest, or other parties in connection with transactions related to those investments, or otherwise. This compensation could include financial advisory fees, as well as other types of compensation. Compensation for other financial services will not be shared with the Funds and may be received before the Funds realize a return on their investment.

Related Parties may, from time to time, invest in the Funds. Any repurchase of Shares held by the Related Parties will be effected pursuant to an offer to repurchase Shares which is made by the Funds to all Shareholders. Such repurchases may have an adverse effect on the Funds’ investment strategies, the breadth of their allocation of investments and on the fees, expenses and costs incurred by the Funds.

To the extent permitted by applicable law, including, without limitation, the Investment Company Act, an Investment Fund may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments on behalf of the Funds in which one of the Related Parties, acting as principal or on a proprietary basis for its customers, serves as the Counterparty. The Adviser and Related Parties will not, directly or indirectly, purchase securities or other property from, or sell securities or other property to, the Funds. However, subject to compliance with applicable law, including without limitation, the Investment Company Act, the Funds may engage in transactions with accounts which are affiliated with the Funds because they are advised by Related Parties or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Funds to purchase and the Adviser or another client of the Related Parties to sell, or the Funds to sell and another client of the Related Parties to purchase, the same security or instrument on the same day.

Purchases or sales of securities for the account of the Funds or an Investment Fund (or through a sub-adviser) may be bunched or aggregated with orders for other accounts of the Related Parties, including other investment partnerships (including those in which the Related Parties or their employees have a beneficial interest). Because of the prevailing trading activity, it is frequently not possible to receive the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, which may be disadvantageous to the Funds.

Subject to the Funds’ first obtaining any necessary exemptive relief from the provisions of the Investment Company Act, the Adviser may invest the Funds’ assets in Investment Funds or managed accounts managed by Investment Managers affiliated with the Related Parties. There can be no assurance that such exemptive relief will be sought or, if sought, that it will be granted.

The SAI provides additional information about Investment Manager Conflicts.

LIMITATIONS ON LIQUIDITY

 The Funds and the Master Fund have been organized as closed-end management investment companies. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. However, private funds, such as the Investment Funds, are often illiquid. For this reason, the Funds and the Master Funds are organized as closed-end funds.

 The Investment Funds in which the Master Fund invests may have limitations on withdrawals, such as quarterly withdrawals with notice provisions or even more limited withdrawal rights. The Funds’ and Master Fund’s portfolio is not subject to any minimum liquidity requirement imposed by the 1940 Act. However, to manage the Master Fund’s liquidity and comply with the Code, the Adviser will cause the Master Fund to structure its portfolio such that the Master Fund meets the tests under the Code discussed in this Prospectus.

 THE ADVISER WILL STRUCTURE THE MASTER FUND’S PORTFOLIO IN A MANNER THAT THE ADVISER REASONABLY BELIEVES WILL ENABLE IT TO MAKE PERIODIC REPURCHASE OFFERS FOR SHARES. HOWEVER, THIS SHOULD NOT BE CONSTRUED BY SHAREHOLDERS OR PROSPECTIVE INVESTORS TO MEAN THAT THE FUNDS PROVIDE INVESTORS WITH LIQUIDITY. THE SHARES WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR SHARES WILL DEVELOP. THE SHARES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE DECLARATION OF TRUST OF EACH FUND. ALTHOUGH THE FUND WILL OFFER TO REPURCHASE SHARES FROM TIME TO TIME, SHARES WILL NOT BE REDEEMABLE AT A SHAREHOLDER’S OPTION, NOR WILL THEY BE EXCHANGEABLE FOR SHARES OR INTERESTS OF ANY OTHER FUND. AS A RESULT, A SHAREHOLDER MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS, HER OR ITS SHARES. THE SHARES ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO DO NOT REQUIRE A LIQUID INVESTMENT AND WHO ARE AWARE OF THE RISKS INVOLVED IN INVESTING IN THE FUNDS. TO THE EXTENT THAT AN INVESTOR REQUIRES THAT A PORTION OF ITS INVESTMENT PORTFOLIO PROVIDE LIQUIDITY, SUCH PORTION SHOULD NOT BE INVESTED IN THE FUNDS.

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder (or other person holding Shares (or portions thereof) acquired from a Shareholder) will have the right to require a Fund to redeem its Shares or any portion thereof. No public market exists for trading Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by a Fund, as described below.

Periodic Repurchases

The Board, from time to time and in its sole discretion, may determine to cause the Funds to offer to repurchase Shares from Shareholders pursuant to written tenders by Shareholders. However, each Fund’s assets consist primarily of their investment in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to repurchase offers, the Funds may find it necessary to liquidate all or a portion of their investments in the Master Fund. Because the Funds may withdraw a portion of their investments in the Master Fund only pursuant to repurchase offers by the Master Fund, the Funds may not conduct repurchase offers for Shares unless the Master Fund simultaneously conducts a repurchase offer for its shares. In addition, the Adviser, which also serves as investment adviser to the Master Fund, anticipates recommending to the Master Fund’s Board that the Master Fund conduct repurchase offers on a quarterly basis in order to permit the Funds to conduct repurchase offers for Shares. However, the Master Fund’s Board retains the discretion to approve such requests and, therefore, there are no assurances that the Master Fund’s Board will, in fact, decide to undertake any repurchase offer. The Funds would be unlikely to be able to make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund will make repurchase offers, if any, to all investors in the Master Fund on similar terms, which may affect the size of the Funds’ respective repurchase offers. Consequently, the Funds will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. In addition, the Funds may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer.

Subject to the discussion above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be a percentage of the value of a Fund’s outstanding Shares. If a repurchase offer is oversubscribed by Shareholders, a Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In determining whether the Funds should offer to repurchase Shares pursuant to written requests, the Board will consider the recommendation of the Adviser. The Adviser expects to recommend quarterly repurchases with Valuation Dates (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In determining whether to accept the Adviser’s recommendation (in whole or in part), the Board considers the following factors, among others:

•	whether any Shareholders have requested to tender Shares or portions of Shares to the Funds;

•

as discussed in more detail below, the composition and liquidity of the Funds’ assets (including fees and costs associated with the Master Fund’s withdrawing from Investment Funds and/or disposing of assets if any allocated to sub-advisers);

•	the investment plans and working capital of the Funds;

•	the relative economies of scale of the repurchase requests with respect to the size of the Funds;

•	the past practice of the Funds in repurchasing Shares;

•	the availability of information as to the value of the Master Fund’s interests in underlying Investment Funds;

•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences of any proposed repurchases of Shares.

The Master Fund, and thus the Funds, will conduct a repurchase offer only if the Master Fund’s Board determines that payment for tendered shares would not disrupt the Master Fund’s investment program or adversely affect shareholders that remain invested in the Master Fund.

Many Investment Funds have lengthened the lock-up periods during which an investor must hold an investment in an Investment Fund and the Adviser believes that this trend may continue. If this trend does continue, it could negatively impact the liquidity of the Master Fund (and, consequently the Funds), which may force the Adviser to forgo investing in certain Investment Funds that are attractive due to the longer lock-up periods being employed, or require that the Master Fund modify its current liquidity guidelines.

The Board will determine if each Fund will offer to repurchase Shares (or portions of Shares) pursuant to written tenders only on terms that the Board deems to be fair to the Funds and the Shareholders. The amount due to any Shareholder whose Shares (or portion thereof) are repurchased will be equal to the Fund’s NAV per the Share being repurchased, as of the Valuation Date (as defined below). If the Board determines that a Fund will offer to repurchase Shares, notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the relevant Fund, and contains other information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Funds generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

Payment by a Fund upon a repurchase of Shares will be made in part or in whole in cash or securities of equivalent value. The Funds do not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Funds or the Shareholders, or if the Funds have received distributions from Investment Funds in the form of securities that are transferable to the Shareholders. Securities that are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Funds’ valuation procedures and will be distributed to all tendering Shareholders on a proportional basis. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

In light of liquidity constraints associated with the Funds’ investments in Investment Funds and the possibility that the Funds may have to effect withdrawals from those Investment Funds to pay for Shares being repurchased, the Funds expect to employ the following repurchase procedures:

•

The value of Shares (or portions thereof) being repurchased will be determined as of a date, determined by the Board in its sole discretion, which under normal circumstances, would not be earlier than 30 days after the Expiration Date (the “Valuation Date”). As discussed above, the Adviser expects that it will recommend to the Board that the Funds repurchase Shares quarterly with a Valuation Date on or about March 31, June 30, September 30 and December 31 of each year.

•

The initial payment (the “Initial Payment”) in respect of a repurchase will be made in an amount equal to at least 95% of the estimated value of the repurchased Shares (or portion thereof), determined as of the Valuation Date. The Initial Payment will be made as of the later of: (1) approximately the 35th day after the Valuation Date; or (2) in the sole discretion of the Adviser, if the Funds have requested withdrawals of capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after a Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Fund from the Investment Funds (the “Investment Fund Payment Date”).

•

The second and final payment (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of: (1) the value of the repurchased Shares (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the Funds’ financial statements for the fiscal year in which the Valuation Date of such repurchase occurred; over (2) the Initial Payment. The Adviser anticipates that the annual audit of the Funds’ financial statements will be completed within 60 days after the end of each fiscal year of the Funds and that the Final Payment will be made as promptly as practicable after the completion of such audit.

•

Although the amounts required to be paid by the Funds will generally be paid in cash, the Fund may, under certain limited circumstances, pay all or a portion of the amounts due by an in-kind distribution of securities.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Funds’ repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure each Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Funds may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments, to determine the value of its net assets, or other unusual circumstances as determined in the Board’s sole discretion.

Each Shareholder whose Shares (or portion thereof) have been accepted for repurchase will continue to be a Shareholder of the Fund until the Valuation Date (and thereafter if its Share are repurchased in part) and may exercise its voting rights with respect to the repurchased Shares (or portion thereof) until the Valuation Date. Moreover, the Shares held by a Shareholder whose Shares (or portion thereof) have been accepted for repurchase will reflect the net profits or net losses of the Funds through the Valuation Date, and such Shareholder’s account shall not be adjusted for the Shares repurchased, as a result of the repurchase, prior to the Valuation Date.

Upon its acceptance of tendered Shares or portions thereof for repurchase, each Fund will utilize (1) cash, (2) liquid securities, (3) borrowings, or (4) interests in Investment Funds that the Funds have requested be withdrawn (or any combination thereof) for payment thereon.

Payments for repurchased Shares may require the Master Fund to liquidate portfolio holdings in Investment Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Funds’ portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Funds may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Funds’ operating expenses and impact the ability of the Funds to achieve their investment objective.

Intermediaries also may impose terms and conditions on investor accounts and investments in the Funds that are in addition to the terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Funds, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by an Intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to tender Shares for repurchase, or otherwise transact business with the Funds. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to their Intermediary.

A Shareholder who tenders some but not all of the Shareholder’s Shares for repurchase will be required to maintain a minimum account balance of $25,000 in the Fund. Such minimum account balance requirement may be waived by the Adviser, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained, or to accommodate operational limitations of an Intermediary.

In accordance with the terms and conditions of its Declaration of Trust, a Fund may repurchase or redeem Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that: (i) all or a portion of the Shareholder’s Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, dissolution or adjudicated incompetence of the Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the U.S. or any other jurisdiction; (iii) continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences; (iv) if the Adviser learns that any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true; or (v) it would be in the best interests of the Fund for the Fund to repurchase or redeem such Shares. Shareholders whose Shares are so repurchased or redeemed by a Fund will not be entitled to a return of any amount of any fees that were charged in connection with the Shareholder’s purchase of such Shares.

In the event that the Adviser or any of its affiliates holds Shares (or portions thereof), such Shares (or portions thereof) may be tendered for repurchase in connection with any repurchase offer made by the Funds, without notice to the other Shareholders.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be reasonably withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other circumstances, with the consent of the Board (which may be reasonably withheld in its sole discretion).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board or its delegate that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Notice of a proposed transfer of Shares must also be accompanied by a properly completed application in respect of the proposed transferee. In connection with any request to transfer Shares (or portions thereof), the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $25,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer and such fees will be paid by the transferor prior to the transfer being effectuated. If such fees have been incurred by the Fund and have not been paid by the transferor for any reason, including a decision to not transfer the interests, the Fund reserves the right to deduct such expenses from the Shareholder’s account.

Any transferee acquiring Shares or a portion thereof by operation of law in connection with the death, divorce, bankruptcy, insolvency, dissolution or adjudicated incompetence of the Shareholder, will be entitled to the distributions with respect to the Shares or a portion thereof so acquired, to transfer the Shares or a portion thereof in accordance with the terms of the Declaration of Trust and to tender the Shares or a portion thereof for repurchase by the relevant Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust.

In purchasing Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

CALCULATION OF NET ASSET VALUE; VALUATION

Each of the Funds and the Master Fund will calculate its NAV as of the close of business on the last business day of each month and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The NAV of each Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The NAV of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses. Because the Funds intend to invest substantially all of their investable assets in the Master Fund, the value of the assets of the Funds will depend on the value of their share of the Investment Funds or other investments in which the Master Fund invests.

The Board Valuation Committee of the Master Fund oversees, and the Adviser’s Valuation Committee implements, the valuation of the Master Fund’s investments, including interests in the Investment Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Boards of the Master Fund and the Funds have approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Investment Funds. The Adviser’s Valuation Committee consists of members of the Investment Committee, additional officers of the Fund, and one or more representatives of the Adviser.

As a general principle, the fair valuation of a security should reflect the amount that the Adviser’s Valuation Committee determines that the Master Fund might reasonably expect to receive for the security upon the orderly sale or redemption of the security, based on information available at the time, that the Adviser’s Valuation Committee believes to be reliable. In the case of a security issued by an Investment Fund, this would typically be equal to the amount that a Fund might reasonably expect to receive from the Investment Fund if the Fund’s interest were redeemed on the date as of which it was valued. It is anticipated that the Adviser’s Valuation Committee will make this determination based on the valuation most recently provided by the Investment Fund in accordance with the policies the Investment Fund has established, which may constitute the Investment Fund’s best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Master Fund’s portfolio.

Prior to an investment by the Master Fund in any Investment Fund, the Adviser’s Valuation Committee will conduct a due diligence review of the valuation methodologies used by the Investment Fund. As a general matter, Investment Funds selected by the Master Fund will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser’s Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value interests at the NAV as reported by the Investment Fund Manager or the administrator for such Investment Fund at the time of valuation.

Each Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Investment Manager of an Investment Fund does not represent the fair value of the Fund’s interest in the Investment Fund. Although redemptions of investments in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available NAV information to holders that will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in the investment in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of any known relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV.

To the extent that the Adviser invests the assets of the Master Fund in securities or other instruments that are not investments in Investment Funds (e.g., directly or through Separate Accounts), the Master Fund will generally value such assets as described below. Securities traded: (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price; and (2) on the Nasdaq Stock Market will be valued at the Nasdaq Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the Nasdaq Stock Market for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and such valuations translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s NAV that would materially affect the value of the security, the value of such security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Adviser’s Valuation Committee or Independent Administrator, as applicable, will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Independent Administrator or Adviser’s Valuation Committee, as applicable, believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

In general, fair value represents a good faith approximation of the current value of a security and will be used when there is no public market or possibly no market at all for the security. The fair values of one or more securities may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser’s Valuation Committee and/or the Board Valuation Committee, in consultation with the Independent Administrator or the Adviser, will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Board provide that the Adviser’s Valuation Committee will review the valuations provided by the Independent Administrator (via the Investment Managers or their administrators), none of the Board Valuation Committee, the Independent Administrator, the Adviser’s Valuation Committee or the Adviser will be able to confirm independently the accuracy of any unaudited valuations provided thereby.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Funds’ net assets if the judgments of the Board, the Board Valuation Committee, the Adviser’s Valuation Committee and/or the Independent Administrator (in reliance on the Investment Funds, the Investment Managers and/or their administrators) regarding appropriate valuations should prove incorrect. The Master Fund may desire to dispose of an interest in an Investment Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Independent Administrator, upon consultation with the Adviser’s Valuation Committee or the Adviser, may continue to value the interests without the benefit of the Investment Manager’s or its administrator’s valuations, and may, in its sole discretion, determine to discount the value of the interests in accordance with the Valuation Procedures.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes.

Prospective Shareholders should consult their own tax advisors regarding the foreign and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Funds and the Master Fund

Each of the Funds and the Master Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law. If a Fund so qualifies and distributes each year to its Shareholders at least 90% of its investment company taxable income and net tax-exempt income, if any, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If a Fund distributes in any calendar year less than an amount equal to the sum of 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the twelve-month period ending October 31 of such calendar year, plus any amounts that were not distributed in previous calendar years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

Each Fund is required to use the accrual method of accounting and expects to use the twelve-month period ending October 31 as its tax year for income tax purposes.

As described below under “Investments in Passive Foreign Investment Companies,” the Master Fund expects that gains from the Investment Funds, if any, will be treated as ordinary income for U.S. federal income tax purposes.

Distributions to Shareholders

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to Shareholders for federal, state and local income tax purposes to the extent of the distributing Fund’s current and accumulated earnings and profits. Such distributions are taxable whether they are received in cash or reinvested in Fund shares. The Funds expect that their distributions attributable to distributions they receive from the Master Fund will generally be taxable to Shareholders at ordinary income rates. Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

 The Funds do not currently expect that they will earn qualified dividend income or long-term capital gains and, therefore, do not anticipate that their distributions to shareholders will qualify for lower tax rates applicable to qualified dividend income or long-term capital gains. Likewise, the Funds do not anticipate that any of their dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction.

 Shareholders are generally taxed on any dividends from a Fund in the year they are actually distributed. But dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31.

 Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by a Fund. Accordingly, the Funds may not be appropriate investments for non-U.S. investors.

Each Fund will inform its Shareholders of the source and status of each distribution made in a given calendar year after the close of such calendar year. See “Distribution Policy.”

Income from Repurchases and Transfers of Shares

The repurchase or transfer of a Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Additionally, any loss realized on a disposition of Shares of a Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

Investments in Passive Foreign Investment Companies

 The Master Fund intends to acquire interests in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes.

The Master Fund intends to elect to “mark to market” all shares that it holds in PFICs at the end of each taxable year. By making this election, the Master Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to adjustments for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Master Fund has elected to mark to market will be ordinary income. If the Master Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Master Fund in a taxable year will generally be deductible only against capital gains recognized by the Master Fund in that year or one of the following eight taxable years, but the Master Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Master Fund will generally not result in a reduction of taxable distribution to Shareholders.

By making the mark-to-market election, the Master Fund may be required to recognize income (which generally must be distributed to the Master Fund’s shareholders, including the Funds, and then by the Funds to their Shareholders) in excess of the distributions that it receives from PFICs. Accordingly, the Master Fund may need to borrow money or to dispose of its interests in Investment Funds in order to make the required distributions.

If the Master Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Master Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. The Master Fund does not generally anticipate that it will be able to make QEF elections with respect to the Investment Funds. If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner. In such a case, the Master Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC

(collectively referred to as “excess distributions”), even if those excess distributions are paid by the Master Fund as a dividend to the Master Fund’s Shareholders, including the Funds, and then by the Funds to their Shareholders.

Certain Withholding Taxes

The Master Fund may be subject to foreign withholding taxes on income or gains attributable to Investment Funds located in foreign countries, and the Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds. U.S. investors in the Funds will not be entitled to a foreign tax credit with respect to any of those taxes.

State and Local Taxes

 In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in a Fund. Shareholders are generally taxable in their state of residence on dividend and capital gain distributions they receive from a Fund. Each Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions. Each Fund will be subject to the Texas franchise tax if it is considered to be conducting an active trade or business in Texas. However, it is the intent of the Adviser to operate the Funds and Master Fund in a manner that would minimize receipts from businesses operated in Texas.

Information Reporting and Backup Withholding

 After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the relevant Fund during the year.

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Funds’ operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in a Fund. All investors are urged to consult with their own tax advisers regarding any proposed investment in a Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Funds also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required.

Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in a Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Funds are consistent with their overall investment plans.

ERISA CONSIDERATIONS

The Funds

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in a Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the Plan’s governing instruments, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be “plan assets” of the Plans investing in the Funds for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, neither the Adviser nor the Investment Managers are fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Shareholder in a Fund, solely by reason of the Plan’s investment in the Fund.

Certain prospective investors may currently maintain relationships with the Adviser or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or Investment Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit the use of Plan assets for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and fiduciaries of such plans should not permit an investment in the Fund with plan assets if the Adviser or the Investment Managers, or their affiliates perform or have investment powers over such assets, unless an exemption from the prohibited transaction rules apply with respect to such purchase.

The Funds require Plan fiduciaries proposing to invest in a Fund to certify that (a) the investment by such Plan interest holder in the Fund is prudent for the Plan (taking into account any applicable liquidity and diversification requirements of ERISA); (b) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan’s governing plan documents; (c) neither the Adviser nor any of its affiliates (including, without limitation, any of the Related Parties) has acted as a fiduciary under ERISA with respect to such purchase; (d) no advice provided by the Adviser or any of its affiliates (including, without limitation, any of the Related Parties) has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (e) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

A FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on each Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Funds in whose securities the Funds indirectly invest will not pay any dividends, and this, together with the Funds’ expenses, means that there can be no assurance the Fund’s will have substantial income or pay dividends. The Funds are not a suitable investment for any investor who requires dividend income.

It is anticipated that any gains or appreciation in Funds’ investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV of each Share (or portion thereof) that you own will be reduced by the amount of the distributions or dividends that you actually or constructively receive from that Share (or portion thereof).

Automatic Dividend Reinvestment Plan

 Pursuant to the Dividend Reinvestment Plan (“DRP”) established by the Master Fund, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s Intermediary (who should be directed to inform the Master Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an Intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

 Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRP.

 Shares will be issued pursuant to the DRP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by a Fund before the record date to be effective for that dividend or capital gain distribution. A Fund may terminate the DRP at any time upon written notice to the participants in the DRP. A Fund may amend the DRP at any time upon 30 day’s written notice to the participants. Any expenses of the DRP will be borne by each Fund.

ELIGIBLE INVESTORS

 Investors who meet the qualifications set forth in this Prospectus are referred to as “Eligible Investors.” To qualify as an Eligible Investor, each investor in the Funds must certify that he, she or it is an Eligible Investor, as described below. In addition, Shares are being offered only to investors that are U.S. persons for U.S. federal income tax purposes.

 Only certain categories of Eligible Investors may be able to invest in the Institutional Fund. In addition to the above, an investor in the Institutional Fund also must certify that: (i) the investor compensates the financial intermediary directly for its services (for example, an investor participating in a “wrap fee” or similar account with its intermediary); or (ii) in the case of certain institutional investors, invest directly through their financial intermediaries (e.g., pension or similar institutional investors advised by a separately-retained consultant or other intermediary). In addition, employees of the Adviser and affiliates, to the extent they are Eligible Investors, are eligible to invest in the Institutional Fund.

 Each prospective investor will be required to complete signature pages of the Fund’s investment application, and must certify there, among other things, that such investor meets the Eligible Investor qualifications, and for the Institutional Fund, that such investor meets the above additional eligibility criteria, and for all investors, that they will not transfer their Shares (or any portion thereof) except in accordance with the Declaration of Trust.

 An individual is an Eligible Investor if such individual: (i) has a net worth (or a joint net worth with that person’s spouse) immediately prior to the time of purchase in excess of $1 million; or (ii) an individual who has income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. Other eligible investor standards applicable to companies and other investors are set forth in the application. Investors who meet the qualifications set forth in this Prospectus and the application are referred to as Eligible Investors.

 Existing Shareholders who request to purchase additional Shares (other than in connection with the DRP), are required to qualify as Eligible Investors and to complete additional application signature pages prior to the additional purchase.

 An investment in the Funds involves risks and it is possible that an investor may lose some or all of its investment. In addition, an investment in a Fund is not liquid and investors should provide for adequate liquidity outside of their investment in a Fund to meet their foreseeable liquidity needs. Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs. See “RISK FACTORS.” Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Funds.

PURCHASING SHARES

Shares are generally available for purchase as of the first business day of each calendar month, except that Shares may be made available for purchase more or less frequently as determined by the Board in its sole discretion. The minimum initial investment in the Funds by any investor is $25,000, and the minimum additional investment in a Fund by any investor is $10,000. However, a Fund, in its sole discretion, may accept additional investments below the stated minimum additional investment. Certain Intermediaries may impose higher minimums. No investment in either Fund (or any other relationship with the Adviser) will qualify an investor for any type of special treatment.

 A prospective investor is required to complete and submit the correct investor Application Agreement Signature Pages, satisfy the investor eligibility standards set forth in this Prospectus and therein and to transfer funds on or prior to the acceptance date set by the Funds and communicated to prospective investors in order to be permitted to invest in a Fund. Each Fund reserves the right to reject in whole or in part, in its sole discretion, any request to purchase Shares in the Fund at any time. Each Fund also reserves the right to suspend or terminate the availability for purchase of Shares at any time. Existing Shareholders seeking to purchase additional Shares are required to qualify as Eligible Investors and to complete additional Application Agreement Signature Pages prior to the additional purchase.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment that will be due prior to the proposed acceptance of the purchase. A prospective investor must submit a completed application and Application Agreement Signature Pages before the acceptance date set by the Funds. Each Fund reserves the right, in their sole discretion, to reject in whole or in part, any application to purchase Shares in the Fund at any time. Although a Fund may, in its sole discretion, elect to accept a purchase order prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received.

 Investments in the Funds are not subject to a sales load. The Adviser or its affiliates may pay a fee out of their own resources to Intermediaries. Intermediaries may charge a fee for their services in conjunction with an investment in a Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by a Fund and will reduce the amount of an investor’s initial or subsequent investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of a Fund. Investors should direct any questions regarding such fees to the relevant Intermediary.

Intermediaries also may impose terms and conditions on investor accounts and investments in the Funds that are in addition to the terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Funds, the Distributor or any other service provider of the Funds. Any terms and conditions imposed by an Intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to purchase Shares, or otherwise transact business with the Funds. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the applicable Intermediary.

PLAN OF DISTRIBUTION

 The Distributor, an affiliate of Salient, acts as the distributor of Shares of each Fund on a reasonable best efforts basis, subject to various conditions. A Fund’s Shares may be purchased by Eligible Investors through the Distributor and through broker-dealer Selling Agents that have entered into selling agreements with the Distributor, as well as through RIAs that have entered into an arrangement with the Distributor for such RIA to offer Shares. Executives of Salient may have a conflict of interest in recommending Shares to Salient clients; provided, however, that such executives shall be required to provide any such prospective client with notice of their relationship with Salient or an affiliate of Salient and the Funds. Neither the Distributor nor any Intermediary is obligated to buy from a Fund any of the Shares. There is no minimum aggregate amount of Shares of a Fund required to be purchased in the offering.

 Each Fund’s Shares are offered and may be purchased on a monthly basis or at such other times as may be determined by the Board. The Board may discontinue a Fund’s accepting purchase orders at any time. Shares will be sold at the then-current NAV as of the date on which the purchase order is accepted. No sales load is charged by the Funds. Shares are not available in certificated form.

In consideration for Shareholder services and administrative assistance, the Funds pay the Adviser, as Servicing Agent, the quarterly Servicing Fee for the SAR Fund and Administrative Servicing Fee for the Institutional Fund based on the average month-end net assets of each Fund over the course of the applicable quarter. For the SAR Fund, the Servicing Fee equals 1.00% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. For the Institutional Fund, the Administrative Servicing Fee equals 0.25% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears.

The servicing agent may engage one or more Sub-Servicing Agents or Sub-Administrative Servicing Agents, for the SAR Fund and the Institutional Fund, respectively, to provide some or all of the services. Compensation to any Sub-Servicing or Sub-Administrative

Servicing Agent is paid by the Adviser as servicing agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Servicing or Sub-Administrative Servicing Agents. Shareholder services and administrative assistance may include, but shall not be limited to, the provision of personal, continuing services to Shareholders; establishment of Shareholder accounts; Shareholder balance maintenance activity, such as communicating periodically with Shareholders and providing information about the Funds, Shares, and repurchase offers for Shares; handling correspondence from Shareholders about their accounts; maintaining account records; receiving, aggregating and processing purchase and repurchase transactions; providing and keeping retirement plan records; acting as the sole Shareholder of record and nominee for Shareholders; providing beneficial owners with account statements; processing dividend payments; issuing reports to Shareholders and transaction confirmations; providing or procuring accounting services for the Funds and Shareholder accounts; providing sub-accounting services for Shares held beneficially; forwarding Shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; general account administration activities; maintaining Fund records; coordinating regulatory and other filings by the Funds; administering Shareholder application review; administering compulsory redemptions, if any; and providing such other administration services as the Funds may request from time to time.

 The Adviser or its affiliates may pay from their own resources additional compensation to Intermediaries in connection with sale of Shares or servicing of Shareholders. These arrangements may result in receipt by the Intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting the Intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view a Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments. Such payments may be different for different Intermediaries.

 The maximum compensation payable to all member firms (in the aggregate) of the Financial Industry Regulatory Authority participating in the Funds’ distribution will be 7.25% of a Fund’s offering proceeds.

 Intermediaries may in addition charge a fee for their services in conjunction with an investment in a Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by a Fund and will reduce the amount of an investor’s investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Investors should direct any questions regarding such fees to the relevant Intermediary.

REPORTS TO SHAREHOLDERS; FINANCIAL STATEMENTS

 Each Fund furnishes to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Funds prepare, and transmit to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders may also be sent additional reports regarding the Fund’s operations each quarter, at the discretion of the Adviser.

INQUIRIES

Inquires concerning the Funds and Shares (including procedures for purchasing Shares) should be directed to:

Salient Advisors, L.P.

4265 San Felipe, Suite 800

Houston, Texas 77027

Attention: Fund Operations

Toll-Free 1-800-725-9456

Statement of Additional Information

APPENDIX A

RELATED PERFORMANCE

This appendix presents past performance information (“Performance”) of the Salient Absolute Return Master Fund’s predecessor, a private fund that utilized a multi-manager, multi-strategy investment approach from the date of the private fund’s commencement of investment operations on January 1, 2009. The private fund was organized and commenced operations as a Delaware limited partnership. The private fund operated as an unregistered investment vehicle from January 1, 2009 until January 31, 2010, at which time the private fund was reorganized into a newly formed master-feeder structure in which Salient Absolute Return Master Fund (the “Master Fund”) assumed the private fund’s portfolio, with the private fund investing substantially all of its assets in the Master Fund, and in anticipation of Salient Absolute Return Fund (“SAR Fund”) and Salient Absolute Return Institutional Fund (“Institutional Fund” and, together with SAR Fund, the “Funds”) investing all of their investable assets in the Master Fund. Upon the registration of the Master Fund as an investment company, the Adviser’s personnel that had made investment decisions for the private fund began making investment decisions for the Master Fund. The Adviser employs an investment program for the Funds and the Master Fund that is materially equivalent to the investment program that was employed in managing the private fund. The private fund, during the period for which performance is reported, was the only non-proprietary, fully invested fund managed by the Adviser that had an investment program with substantially the same investment objectives, policies, and strategies as the Master Fund. The Adviser manages the Master Fund in a manner materially equivalent to the private fund. Accordingly, by the Funds investing substantially all of their investable assets in the Master Fund, the Funds participate in the substantially similar investment management that the Adviser renders to the Master Fund and previously rendered to the private fund.

The private fund Performance has been adjusted to reflect the fees and estimated expenses of each of the Funds. The fee schedule and anticipated expenses of the Funds are included in the Prospectus. The Performance is also compared with the performance figures for the benchmark indices appropriate to the Funds. SEE “SUMMARY OF FUND EXPENSES.”

THE PAST PERFORMANCE OF THE PRIVATE FUND IS NO GUARANTEE OF FUTURE RESULTS OF EITHER THE MASTER FUND OR THE FUNDS.

PERFORMANCE FIGURES ARE NOT THE PERFORMANCE OF THE MASTER FUND BUT ARE THE HISTORICAL PERFORMANCE OF THE INVESTMENT PORTFOLIO OF THE PRIVATE FUND, THE ASSETS OF WHICH WERE, AS A RESULT OF THE REORGANIZATION, HELD BY THE MASTER FUND IN WHICH EACH FUND INVESTS SUBSTANTIALLY ALL OF ITS INVESTABLE ASSETS. The Performance shown is not an indication of how the Master Fund or the Funds will perform in the future. The Master Fund’s and the Funds’ performance in the future may be different from that shown due to factors, including but not limited to, differences in cash flows, fees, expenses, performance calculation methods, portfolio size, number of underlying pooled investments, all of which, if applicable, could have a negative impact on the Master Fund’s and the Funds’ performance. The private fund was not subject to investment limitations and other restrictions imposed on registered investment companies by the 1940 Act which, if applicable, could have resulted in a negative impact on the private fund’s performance.

The total return figures in the charts are intended to provide investors with information about the historical experience of the Adviser in managing the private fund. Investors should not consider this performance data as an indication of future performance. The tables should be read in conjunction with the notes thereto. The performance information in the tables has not been audited and does not comply with the standards established by the CFA Institute (formerly the Association of Investment Management and Research (AIMR)).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE FOLLOWING INFORMATION MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING BELOW.

Fund & Indices	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2009
SAR Fund Adjusted Return	3.99%	1.15%	0.49%	-0.19%	3.12%	1.44%	1.79%	1.12%	0.99%	0.49%	0.44%	0.52%	16.39%
SAR Institutional Fund Adjusted Return	4.05%	1.21%	0.55%	-0.13%	3.18%	1.50%	1.85%	1.18%	1.05%	0.55%	0.50%	0.59%	17.25%
HFRX Equal Weighted Strategies Index	1.37%	-.13%	-.28%	1.13%	2.28%	0.11%	1.41%	1.16%	0.80%	0.44%	0.86%	0.94%	10.54%
T Bills + 5%	0.41%	0.44%	0.45%	0.45%	0.43%	0.43%	0.44%	0.44%	0.44%	0.43%	0.43%	0.42%	5.34%
S&P 500 TR	-8.43%	-10.65%	8.76%	9.57%	5.59%	0.20%	7.56%	3.61%	3.73%	-1.86%	6.00%	1.93%	26.46%

NOTES TO PERFORMANCE INFORMATION

The performance and related information above is based on the Master Fund’s predecessor private fund’s investment performance. This information was prepared based on the following facts and assumptions:

1.            The private fund commenced investment on January 1, 2009. The Master Fund commenced operations on February 1, 2010. The information is based on investment returns derived from the private fund’s unaudited financial statements as prepared by the private fund’s administrator. The total return figures in the chart are intended to provide investors with information about the historical experience of the Adviser in managing the private fund. Investors should not consider this performance data as an indication of future performance. The performance information in the table has not been audited and does not comply with the standards established by the CFA Institute (formerly the Association of Investment Management and Research (AIMR)).

2.            The returns shown above reflect the performance of the private fund net of fees and expenses of each of the Funds. Investors in the Master Fund are subject to an annual investment management fee of 0.75%, an administration and custody fee and other expenses, all of which are incurred at the Master Fund and will be allocated proportionally to each feeder fund. Additionally, investors in the Funds are subject to a 1.00% servicing fee and a 0.25% administrative servicing fee for respectively, the SAR Fund and the Institutional Fund, and other fund expenses incurred at the Fund level. The performance information does not reflect the payment of any fee to a financial intermediary or any taxes payable, which, if reflected, would reduce the performance shown. The return is calculated by dividing the end-of-month account balances by the beginning-of-month account balances. Performance results are calculated on a total return basis, including all portfolio income and expenses, unrealized and realized capital gains and losses and any income, expenses and realized gains and losses. Calculations account for periodic contributions and withdrawals and are geometrically linked. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

3.            The HFRX Equal Weighted Strategies Index is an investable, asset-weighted hedge fund index, the constituents of which are structured to provide stable, low volatility performance regardless of market conditions.

  T-Bills + 5% provides a return target of 5% above the risk-free rate.

  The Standard and Poor’s (“S&P”) 500 Total Return Index (“S&P 500 Index”) is an unmanaged, capitalization-weighted index comprising publicly traded common stocks issued by companies in various industries. The S&P 500 Index is widely recognized as the leading broad-based measurement of changes in conditions of the U.S. equities market.

Performance and other information relating to the benchmarks shown above were obtained from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof. The Funds, S&P and HFRX make neither guarantees regarding the accuracy of, nor recommend any investment decision based on, such information.